UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23220

Fiera Capital Series Trust

(Exact name of registrant as specified in charter)

375 Park Avenue, 8th Floor

New York, New York 10152

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Copy to:

Stephen A. McShea

Fiera Capital Inc.

375 Park Avenue, 8th Floor

New York, New York 10152

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Registrant's telephone number, including area code: (212) 300-1600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Fiera Capital Emerging Markets Fund

Fiera Capital Small/Mid-Cap Growth Fund

Fiera Capital International Equity Fund

Fiera Capital Global Equity Fund

Fiera Capital U.S. Equity Long-Term Quality Fund

Each, a series of Fiera Capital Series Trust

Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, https://us.FieraCapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds’ electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by following the instructions included with the Funds’ paper documents that have been mailed to you. You may also elect to receive paper copies of all future reports free of charge.

You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with the Funds’ paper documents that have been mailed to you.

Fiera Capital Series Trust

Table of Contents

Management Discussion and Fund Performance	2
Fiera Capital Emerging Markets Fund	2
Fiera Capital Small/Mid-Cap Growth Fund	5
Fiera Capital International Equity Fund	8
Fiera Capital Global Equity Fund	11
Fiera Capital U.S. Equity Long-Term Quality Fund	14
Portfolio Composition	16
Schedules of Investments	19
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Financial Highlights	36
Notes to the Financial Statements	42
Report of the Independent Registered Public Accounting Firm	53
Expense Example	55
Additional Information	57
Approval of Investment Advisory Agreements	60
Statement Regarding Liquidity Risk Management Program	63
Privacy Notice	64

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance March 31, 2020 (Unaudited)

For the period April 1, 2019 to March 31, 2020, the Fiera Capital Emerging Markets Fund (the “Fund”) returned -20.38% for the Institutional Class and –20.57% for the Investor Class (net of fees). The Fund underperformed its category benchmark, the MSCI EM Net TR Index (“EM”), which returned -17.69% and underperformed the MSCI EM Asia Net TR Index (“EM Asia”), which returned -12.10%, for the same period.

Investment philosophy

The Fiera Capital Emerging Markets Fund seeks to provide long-term capital appreciation by investing primarily in emerging market companies. The Fund has a distinct bias towards Asian emerging market economies, with relatively large and young populations, rising per capita income, rapid urbanization, and robust savings and investments. The portfolio is presently weighted towards domestic demand themes, such as information technology or consumer companies, or export sectors that has historically enjoyed long-term sustainable comparative advantage. While we actively manage country, sector and company exposure, we aim to keep a relatively low portfolio turnover.

Market Review and Positioning

2019 was a year of unwinding of the trade war uncertainties. After positive directionality to the US-China trade talks improved sentiment in early 2019, President Trump re-escalated the trade war on May 5th and again on August 1st. Each event caused just under a ten percent correction in EM, but the year was largely characterized by a slow grind up as constructive trade negotiations took place. Between March 31, 2019 and January 17, 2020, EM was up +10.88% and up 26.33% from the market bottom of October 29, 2018 due in part to progress in trade talks and also to depressed valuations that supported the bounce (pre- COVID correction). Over both time periods, the Institutional and Investor share classes outperformed the EM Index.

Away from China, PM Modi was reelected in a landslide victory during the May elections in India, and the market rallied on the back of that outcome. Thailand held the first general election since the 2014 coup d’état, and in Indonesia President Joko Widodo was reelected. The Philippines midterm elections results were largely read as supporting President Rodrigo Duterte’s agenda. Central Banks across Asia began an easing cycle in August- Thailand cut 25 bps when no cut was expected, India reduced rates by 35 bps, which was more than expected and the Philippines also reduced by 25 bps as expected.

As 2020 began, sentiment in the market stabilized on the back of directionally positive trade war talks and data indicating Emerging Asian economies firming up. We had entered a global risk on mode when the first case of COVID-19 was diagnosed on December 30, 2019. Asian markets corrected first in mid-January, and financial markets roiled against the backdrop of the escalating COVID-19 pandemic and the dreadful economic fallout from the countermeasures to contain it. Smaller markets where we were overweight, such as Indonesia and the Philippines, were particularly hard hit as EM markets saw significant outflows across the board. As the quarter came to a close, the market bottomed on March 23, 2020 and bounced back sharply on the back of optimism around China coming out of lockdown and North Asia beginning to normalize.

For April 1 to June 30, 2019, positive contributors to performance on a country level included being overweight India 73bps, Indonesia 28bps and Philippines 25bps. Our China exposure cost 60bps and having no exposure to Russia detracted 64bps and Brazil 56bps. From a sector perspective, Real Estate contributed 45bps, Financials 44bps and Consumer Staples 9bps. Consumer Discretionary cost the most at 93bps, followed by Communication Services (Chinese social media and internet names) 69bps and Information Technology 55bps.

For July 1 to September 31, 2019, positive contributors to performance on a country level included China 175bps, South Africa 65bps, and South Korea 48bps. Our exposure to Philippines detracted 59bps from performance and Indonesia 33bps. From a sector perspective, Information Technology contributed 143bps, Financials 122bps, and Consumer Discretionary 59bps. Industrials and Real Estate respectively detracted 45bps and 38bps.

For October 1 to December 31, 2019, positive contributors to performance on a country level included China 106bps, India 50bps and Indonesia 31bps. Being underweight Taiwan cost 112bps and not owning Brazil and Russia respectively cost 105bps and 66bps. From a sector perspective, Information Technology contributed 39bps to performance, Communication Services 27bps, and Consumer Staples 25bps. Materials and Financials each detracted 72bps, and Energy 52bps.

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

For January 1 to March 31, 2020, positive contributors to performance on a country level included South Africa 184bps, Taiwan 124bps, and Thailand 55bps. Not owning commodity-linked countries like Brazil and Russia respectively contributed 369 and 136bps. Our exposure to China detracted 442bps, Indonesia 257bps, and the Philippines 250bps. From a sector perspective, being underweight commodity-linked sectors also contributed to performance, Energy 227bps and Materials 202bps, and Financials contributed 112bps. Consumer Discretionary detracted 381bps and Information Technology 238bps. All return numbers quoted on a relative contribution to return, gross basis.

Starting mid-March, we saw significant redemptions over two weeks. Due to the timing of the redemptions, we were forced to sell into a down market and held cash as the market bounced sharply. This resulted in a cash drag and we had to sell some of our more liquid investments impacting overall performing during this phase. Thereafter we have restructured our portfolio and feel confident about the portfolio structure going forward.

Outlook

We continue to get incrementally positive news about return to normalcy in China as they are about 6-8 weeks ahead of us, with a swift back-to-normal centralized planning – which may not be feasible in the western world. In China, Hubei province’s (which contains Wuhan) lockdown has been lifted and data points to a normalization trend across the country. Most cases now being dealt with on the mainland are imported from people who have returned to China as countries across the world locked down their borders. Social distancing measures began more recently in Bangkok, Manila, Jakarta, Delhi/Mumbai etc., while China, Taiwan, and Korea are ahead of the curve. We are seeing economic pain rising across SE Asia and India, and we are closely monitoring the situation.

We are still optimistic that Asia will emerge from its economic paralysis sooner, but one must differentiate between the prospects of China, Korea, and Taiwan versus those of SE Asia and India. Of course, global equity markets will be looking beyond the next twelve months, as the near-term uncertainties ease. Beyond this time frame, we anticipate that earnings will bounce back and because of this, in our view, markets remain attractive over a longer-term horizon. Our team continues to connect with company managements to better understand the situation on the ground and remains focused on bottom up research.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fiera Capital Series Trust – Emerging Markets Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

Emerging Markets Fund

Results of a $10,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	RIMIX	31660Q801	12/14/11	1.61%	1.61%
Institutional	CNRYX	31660Q884	06/01/16	1.36%	1.36%

The table references expense ratios per the prospectus dated July 29, 2019.

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	Since Inception
Investor Class	(20.57)%	(4.43)%	(1.24)%	5.57%
Institutional Class	(20.38)%	(4.19)%	—	0.65%
Fund Benchmark
MSCI Emerging Markets Index(1)	(17.69)%	(1.62)%	(0.37)%	1.66%(2)
MSCI Emerging Markets Asia Index	(12.10)%	1.32%	1.42%	4.73%(2)

(1)	Primary benchmark

(2)	Benchmark since inception returns reflect Investor Class inception date

Performance of Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the Fund’s inception date to March 31, 2020.

The Morgan Stanley Capital International (“MSCI”) Emerging Markets Net Total Return Index (“MXEF”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The MSCI Emerging Markets Asia Net Total Return Index is a free-float-adjusted market-capitalization index that is designed to measure equity market performance in the Asian emerging markets.

*

The City National Rochdale Emerging Markets Fund (the “CNR Fund”), a series of City National Rochdale Funds with an inception date of 12/14/11, was reorganized into the Fund as of 6/4/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the CNR Fund. In addition, the Adviser served as sub-adviser to the CNR Fund from December 1, 2017 until the reorganization.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance March 31, 2020 (Unaudited)

Investment Philosophy

We believe that the best way to provide value-added returns is to strive to identify companies that exhibit certain favorable fundamental advantages and with the potential to benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas that may provide long-term growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as historically “stable” and “emerging” growth stocks. We believe that having a spectrum of growth companies ranging from those that are truly innovative and have been growing rapidly to those that are more established, may provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time.

Market Review

If the 2019-2020 fiscal year were to be viewed as a play in two Acts, the first Act lasted from April 2019 through February 19, 2020. The second Act commenced on February 20, 2020 and is still ongoing. During the first act, the US economy was robust, with unemployment at multi-decade lows, strong corporate earnings growth, and a stock market that seemingly set new records everyday. Top investor concerns included US-China trade tensions, economic weakness in China and Europe and its likely impact on US economic growth, Brexit, and the risk of policy mistakes by central bankers worldwide. It seemed as if the good times were destined to roll on through the rest of 2020 and perhaps beyond. Fast forward three months, and those concerns seem positively trivial when compared to questions of life and death. Expressions such as “flattening the curve” have entered the everyday lexicon, everyone knows what “intubation” means, and the debate increasingly centers around how long we can afford to keep the economy shuttered without doing it permanent damage, and how businesses can be safely reopened.

The longest bull market in history finally ended on February 19, 2020. The advent of a bear market triggered a general move away from risk and towards perceived safety, such as US assets, and within the equity asset class towards larger cap equities more generally. Thus, S&P 500 gave up “only” -19.6% of its value in the quarter, vs. -30.6% for the (small cap) Russell 2000, -22.7% for MSCI EAFE (which is a proxy for developed markets ex-US equities), and -23.6% for Emerging Market equities. The broad-based MSCI All Countries World ex-US index declined by more or less a similar amount (-23.3%). The US dollar appreciated against most currencies.

For the year, the S&P 500 was up +21.6% between April 1, 2019 and February 19, 2020, and the more specialized NASDAQ index was up +28.2% over the same period. Growth and large caps outperformed both Value and small caps over this period. However, between February 20, 2020 and March 31, 2020 the S&P 500 lost -23.5% of its value, which had the effect of reducing the full fiscal year return to -7%. The corresponding numbers for NASDAQ were -21.5% and +0.7% respectively. Growth continued to outperform Value even during the bear market and Small Caps ceded the most ground.

Our benchmark (i.e. the Russell 2500 Growth index) was down -14.4% for the fiscal year as a whole. It was up +18.3% between April 1, 2019 and February 19, 2020, but lost -27.63% of its value in just the six weeks that followed. The index was down -23.22% for the full quarter.

Peformance (Quarter)

The Fund (Institutional Class) was essentially flat with the benchmark in the January-March 2020 quarter (-23.24% net of fees, vs. -23.22%). However, it outperformed its benchmark during the market sell-off. Between February 20th when the current downturn started and March 31st, the portfolio outperformed its benchmark by over +210 basis points. Gratifyingly, both sector allocation and stock selection were positive during the latter period. This winning streak has continued into the current quarter, and remains intact at the time of writing.

In Q1 only two sectors within the benchmark (namely, Technology and Healthcare) outperformed, with all other sectors underperforming. We were overweight both sectors (albeit marginally in the case of Healthcare), which helped; as did the 3.4% cash balance in the portfolio. Likewise, three of our biggest portfolio underweights (Consumer Discretionary, Industrials, and Real Estate) also happened to be among the biggest laggards within the benchmark. In addition, as fundamental investors, we were especially pleased that stock selection across a majority of sectors was strong. That was the case in particular with the Consumer Discretionary, Communication Services, Industrials, and Technology sectors.

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

Performance (Year)

The Fund (Institutional Class) was down -15.16% for the year April 1, 2019 to March 31, 2020 as a whole net of fees, vs. -14.4% for the benchmark, but it outperformed by around +30 basis points before fees. Sector Allocation and stock selection were positive for the year1. By and large our sector bets paid off, with our Energy overweight the only significant outlier. Positive stock selection within Technology, Communication Services, Industrials, and Consumer Discretionary sectors was largely offset by stock selection within Healthcare (and in particular, within the Biotech industry). Interestingly, Healthcare and Biotech have turned out to be the biggest drivers of portfolio outperformance since the beginning of the bear market (followed by the Technology and Consumer Discretionary sectors), and that has continued until today.

Outlook

The spread of the novel Coronavirus (COVID-19) is having a significant negative impact on the global economy and the shutdown that was initiated to contain it is exacerbating the stress. The oil price war is an additional burden that has led to cuts to global capital spending and has pressured high yield credits. What we do not know is how this story will end, and how soon. The answers to these questions would determine what equity returns are likely to be over the next 12-18 months.

The government and the Fed have initiated swift action to try and shore up the economy in the wake of the massive disruption the pandemic has caused. Rates have been cut essentially to zero, enough liquidity is being provided, and a fiscal stimulus package of $2 trillion has been enacted. US banks were adequately capitalized going into this crisis and personal balance sheets were also in better shape than they were at the time of the Financial Crisis. All these are powerful forces that can help at least partly mitigate the impact of this pandemic. What can truly turn investor sentiment around would be the approval of a new treatment regimen.

Valuations are beginning to look attractive. On a trailing PE basis, valuation is now back to its 20-year average. Some of the other metrics look more compelling. For instance, the spread between the free cash flow yield of large cap stocks and the 10-year treasury yield exceeds 5% at present, which is the second widest on record.

It currently appears that the next couple of quarters are not going to be very pretty. What happens beyond that may depend on how long the current shutdown eventually lasts. From a portfolio perspective, we are well-represented in companies that benefit from long-term secular growth trends such as cloud computing, personalized medicine, cost containment in healthcare, and innovation more broadly. Many of these are also relatively more insulated from the present situation, or are beneficiaries to an extent. Over the last couple of years, we have moved away from brick and mortar retailers. Though it hurt us for a couple of quarters, the move eventually paid off in spades as these retailers succumbed to secular challenges facing the industry. More recently (at the end of Q3), we saw that high yield and investment-grade corporate spreads were getting tighter relative to their own history. Our take was that the market was being too complacent with the tight spreads and that refinancing risk was not being priced-in correctly, and as a consequence we moved away from companies with above-average debt levels. We also moved away from companies with stretched valuations, and those that were growing fast but without generating much cash. All these steps taken together have helped us stay ahead of our benchmark during this crisis, and we expect them to continue to do so in the months ahead.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests primarily in small capitalization equity securities which, like all equity securities, carry the potential for unpredictable drops in value and periods of lackluster performance. Small capitalization companies may involve greater risks than large capitalization companies because these companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Small capitalization companies may be subject to greater price fluctuations and be less liquid compared to larger capitalization companies. The Fund’s investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit and financial reporting and disclosure standards. In addition, the Fund’s foreign investments may be subject to adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or social instability, and nationalization of companies or industries.

[1]	On a gross basis

Fiera Capital Series Trust – Small/Mid-Cap Growth Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

Small/Mid-Cap Growth Fund

Results of a $10,000 Investment*

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	APSGX	31660Q702	06/29/12	1.11%	1.05%
Investor	APSRX	31660Q603	02/12/18	1.36%	1.30%

The table references expense ratios per the prospectus dated July 29, 2019. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 1, 2020. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information*

Share Class	1 Year	3 Year	5 Year	Since Inception
Institutional Class	(15.16)%	2.44%	2.16%	8.51%
Investor Class	(15.36)%	—	—	(4.75)%
Fund Benchmark
Russell 2500 Growth Index(1)	(14.40)%	3.35%	3.64%	9.85%(2)

(1)	Primary benchmark

(2)	Benchmark since inception returns reflect Institutional Class inception date

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2020.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

*

The Apex Small/Mid-Cap Growth Fund (the “Apex Fund”), a series of the Ultimus Managers Trust with an inception date of 6/29/12, was reorganized into the Fund as of 2/12/18. The Fund has the same investment objective and investment team, and substantially similar fundamental investment policies, principal investment strategies and risks as the Apex Fund.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance March 31, 2020 (Unaudited)

April 1, 2019 – March 31, 2020

For the period April 1, 2019 to March 31, 2020, the Fiera Capital International Equity Fund returned -4.23% Institutional class, and -4.48% Investor class (net of fees). The Fund outperformed its category benchmark, the MSCI EAFE Index, which returned -14.38% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a portfolio of the Global Equity Team’s highest conviction ideas from international developed countries and select emerging markets. This research-focused approach seeks to identify what we believe are best of breed companies in an industry with a sustainable competitive advantage and growth potential, that operate with high barriers to entry and a history of stable profit margins with little dependence on financial leverage, trading at what we believe are attractive valuations.

Market Review and Positioning

For the April 1 to June 30, 2019 period, the International Equity Fund was up in absolute performance and outperformed the MSCI EAFE index. Our relative outperformance was predominantly driven by our security selection which was particularly successful in the Industrials, Financials and Consumer Discretionary sectors. Among the top contributing stocks for the period were Spirax-Sarco, IHS Markit and SAP. IHS Markit reported strong margin progression which contributed to the stock’s outperformance. The market furthermore was optimistic about the company’s confidence to drive their organic revenue growth higher, which positively impacted the stock. Among the largest detractors over the period were Bunzl and Keyence. Bunzl reported a slowdown in organic growth after a year of above average growth. The stock had been trading at an all-time high and was likely pricing in assumed continued growth from the previous quarter which was not sustained. The company’s largest region North America experienced lower growth due to a lack of volume growth and price inflation, which are believed to be caused by macroeconomic weakness. During this period, we did not exit or initiate any new positions in the strategy. We did however slightly trim and take profits in Spirax-Sarco and added to our position in Taiwan Semiconductor.

For the July 1 to September 30, 2019 period, the International Equity Fund was up in absolute performance and outperformed the MSCI EAFE index. Our relative outperformance was predominantly driven by our sector selection, more specifically by our lack of exposure to the Energy sector as well as our overweight position to the Consumer Staples sector. Our successful security selection in the Financials sector was offset by weaker selection within the Consumer Staples and Consumer Discretionary sectors. Among the top contributing stocks for the period were London Stock Exchange and Taiwan Semiconductor. London Stock Exchange (LSE) posted strong overall results with better than expected margins at LCH, LSE’s clearing platform. Furthermore, the increase in the stock price was driven by LSE’s announcement in late July, confirming its intention to merge with Refinitiv, a leading global provider of financial markets data and infrastructure. LSE’s stock was also positively impacted by Hong Kong Stock Exchange’s bid on LSE which was subsequently rejected by the company’s Board of Directors. Among the largest detractors over the period were SAP and Spirax Sarco. Following a strong previous quarter, SAP, a German-based leading enterprise application software vendor, underperformed as the company reported weaker than expected results. The weakness in revenues can be attributed to the inherently more volatile nature of licensing on a quarterly basis as well as a slowdown in APAC caused by trade and supply chain uncertainty. Furthermore, while the company has established a margin expansion plan, margins were weak over the period due in part to deal related and restructuring costs. During this period, we did not exit or initiate any new positions in the fund. We did however take profits in the outperforming London Stock Exchange.

For the October 1 to December 31, 2019 period, the International Equity Fund was up in absolute performance and outperformed the MSCI EAFE index. Our relative outperformance over the period was predominantly driven by our security selection which was particularly successful in the Information Technology and Industrial sectors. Partially offsetting these positives was our overweight position in the underperforming Consumer Staples sector. Among the top contributing stocks for the period were Taiwan Semiconductor and Howden Joinery. Howden Joinery rallied alongside other UK names as British elections were swept by the Conservative Party mid-December, removing any uncertainty around whether Brexit would get done as well as any fears regarding the Labour Party’s intent to nationalize assets. This lifted uncertainty provided investors with more decisive clarity and confidence in the UK market. Among the largest detractors over the period were Unilever and Chr. Hansen. Chr. Hansen reported weaker than anticipated results with disappointing organic growth, particularly in their culture and enzyme segment. The decline in results was widespread across multiple

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

geographies, although most pronounced was in China and EMEA. The slowdown faced by the company is believed to be a shorter-term issue, with no perceived structural changes in the company’s strong business model nor in its attractive growth drivers. During this period, we did not exit or initiate any new positions in the fund. We did, however, take profits in outperforming Taiwan Semiconductor and added to our positions in Nestle and Chr. Hansen at attractive valuations.

For the January 1 to March 31, 2020 period, the International Equity fund was down in absolute performance, but outperformed the MSCI EAFE index. Our relative outperformance was predominantly driven by our security selection which was particularly successful in the Financials and Industrial sectors. Further contributing to our outperformance was our overweight position to the defensive Consumer Staples sector as well as our lack of exposure to the Energy sector, which suffered as oil prices tumbled due to the coronavirus and was accentuated by a price war between Saudi Arabia and Russia. Among the top contributing stocks for the period were health care companies Roche and Novo-Nordisk. Roche, the Swiss multinational healthcare company that operates under two divisions, Pharmaceuticals and Diagnostics, continues to demonstrate its ability to be an innovative leader with a rich pipeline. Roche announced gaining approval for its diagnostic test to detect COVID-19. Roche’s fully automated diagnostic machine will allow mass testing, providing results in hours, an important measure needed to quickly detect the virus at an early stage of infection to help stop the spread of the virus. In addition, Roche announced that one of its existing anti-inflammation biologic drug was given the green light by the FDA to move into Phase 3 of clinical trial to treat severe pneumonia caused by COVID-19. Among the largest detractors over the period was Intercontinental Hotels Group whose stock suffered along with the entire travel industry as travel bans and country lockdowns were increasingly decreed over the period in order to try to contain the spread of the virus, directly impacting hotel occupancy rates which have seen record lows. We did not exit or initiate any new positions in the portfolio during this period. We did however slightly trim our position in InterContinental hotels given the bleak hotel occupancy outlook over the quarters to come due to the pandemic. Our investment horizon is best measured in years, conceivably decades, not months or quarters.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Diversification does not assure a profit nor protect against a loss in a declining market.

Fiera Capital Series Trust – International Equity Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

International Equity Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCIUX	31660Q306	09/29/17	1.48%	1.00%
Investor	FCIRX	31660Q504	09/29/17	1.73%	1.25%
Z	FCIWX	31660Q405	09/29/17	1.48%	0.80%

The table references expense ratios per the prospectus dated July 29, 2019. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2020. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	Since Inception
Institutional Class	(4.23)%	0.72%
Investor Class	(4.48)%	0.50%
Z Class	(4.07)%	0.94%
Fund Benchmark
MSCI ACWI Index	(11.26)%	(1.89)%
MSCI EAFE Index(1)	(14.38)%	(6.46)%
MSCI World Index	(10.39)%	(1.18)%

(1)	Primary benchmark

Performance of Investor Class and Z Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2020.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE Index is a stock market index made up of approximately 909 constituents. It is used as a common benchmark for international stock funds. The index comprises the MSCI country indexes capturing large and mid-cap equities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance March 31, 2020 (Unaudited)

April 1, 2019 – March 31, 2020

For the period April 1, 2019 to March 31, 2020, the Fiera Capital Global Equity Fund returned -4.97% Institutional class, and -5.26% Investor class (net of fees). The Fund outperformed its category benchmark, the MSCI World Index, which returned -10.39% for the same period.

Investment Philosophy

The Fund seeks to achieve capital appreciation. It is invested in a concentrated portfolio of the Global Equity Team’s highest conviction ideas from across global, developed, and select emerging markets. We seek to generate returns with lower than market volatility, achieved by investing in companies we believe hold unique competitive advantages, operate with high barriers to entry and are able to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

For the April 1 to June 30, 2019 period, the Global Equity Fund was up in absolute performance and outperformed the MSCI World Index. Our relative outperformance was mainly driven by our security selection, which was particularly successful in the Financials and Consumer Staples sectors. Partially offsetting these positives was our stock selection in the Information Technology and Communication Services sectors. Among the top contributing stocks for the period were MSCI, Mastercard, and Spirax-Sarco. Spirax-Sarco, the UK-based global leader in supply of steam systems and peristaltic pumps, reported good results and has continued to grow despite a slowdown in industrial markets which impacted many of its industrials peers. MSCI furthermore announced in May the addition of Spirax-Sarco to the index, which benefited the stock. Among the largest detractors were 3M and Keyence. 3M’s underperformance can be partly attributed to a macro-economic related slowdown impacting the markets in which they operate. More specifically, they have experienced a slowdown in the automotive industry as well as in electronics, with smartphones continuing to see a decline. These end-market slowdowns were further accentuated in China due to trade tensions. We did not exit or initiate any new positions in the strategy. We did however slightly trim our position in MSCI and Spirax Sarco and added to our positions in Becton Dickinson and Taiwan Semiconductor.

For the July 1 to September 30, 2019 period, the Global Equity strategy was up in absolute performance; however, it underperformed the index. Our relative underperformance was mainly driven by our security selection which was less successful in the Health Care and Industrials sectors. Partially offsetting these negatives was our successful stock selection in the Materials sector as well as our lack of exposure to the Energy sector. Among the top contributing stocks for the period were Sherwin Williams and Taiwan Semiconductor. Taiwan Semiconductor’s outperformance was largely driven by the belief that after two years of declining smartphone sales and inventory stockpiling, the demand for electronics appears to be stabilizing and signs indicate that we may have passed the bottom of the cycle. The prospect of a potential cycle has led to the market’s bullish sentiment on TSMC’S stock in the early growth phase of the cycle. The company has furthermore experienced very strong demand for their 7nm technology. Among the largest detractors over the period were Mettler Toledo and Spirax Sarco. After multiple quarters of strong outperformance leading to a demanding valuation, Mettler-Toledo’s stock underperformed over this period following a rare guidance downgrade mainly attributable to a small division, Food Retail, that has been a laggard. The underperformance can also be partially explained by global uncertainty which the company has historically demonstrated the ability to navigate, due to what we believe is best-in-class execution. We did not exit or initiate any new positions in the fund. We did however slightly add to our position in HDFC Bank and took some profits from Moody’s.

For the October 1 to December 31, 2019 period, the Global Equity Fund was up in absolute performance and outperformed the MSCI World Index. Over the period our relative outperformance was mainly driven by our sector allocation, more specifically by our lack of exposure to the underperforming Energy, Utilities and Real Estate sectors. Our outperformance was further driven by our security selection in the Financials sector which was particularly successful. These positives were partially offset by our overweight position and weak security selection in the underperforming Consumer Staples sector. We exited our positions in 3M and Colgate Palmolive and used the proceeds to initiate a position in Louis-Vuitton Moët Hennessy (LVMH). We exited our position in 3M as the company faced a difficult macro-economic environment with a decline in the worldwide production of automobiles, electronics and a slowdown in China’s economy. Furthermore, in addition to inventory-related disruptions following company-specific internal initiatives, the company is also negatively impacted by potential environmental and personal injury litigations. As for Colgate Palmolive, we exited the position

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

as we believed there to be higher quality opportunities, such as LVMH. A position was initiated in French-based luxury conglomerate LVMH given the company’s extensive and exclusive high-end brand portfolio which provides for high-barriers to entry. The company has multiple brands, consumer segments, and price points, which creates various growth drivers and mitigates cyclicality.

For the January 1 to March 31, 2020 period, the Global Equity Fund was down in absolute performance but outperformed the MSCI World Index. Our relative outperformance was predominantly driven by our security selection which was particularly successful in the Financials sector. Further contributing to our outperformance was our lack of exposure to the Energy sector, which suffered as oil prices tumbled due to the coronavirus and was accentuated by a price war between Saudi Arabia and Russia. Mounting concerns at the rapid propagation of the novel coronavirus caused one of the fastest sell-offs in global markets. The epicenter of the virus shifted from China weeks ago to Europe, as of March 31st, seeing the highest number of confirmed cases and rising death tolls. To minimize the humanitarian cost, lockdown measures have been implemented to enforce social distancing, which has led to an unprecedented slowdown in global economic activity. During this period, we did not exit or initiate any new positions in the strategy. We took profits from Moody’s and MSCI Inc. and trimmed our position in TJX to manage our exposure to the retailer. We furthermore added to our positions in Alphabet and Autozone. Our investment horizon is best measured in years, conceivably decades, not months or quarters. Over these more extended periods, events like coronavirus tend to weigh very little on company fundamentals and the investment theses of our companies. Our investment horizon is best measured in years, conceivably decades, not months or quarters. Over these more extended periods, events like coronavirus tend to weigh very little on company fundamentals and the investment theses of our companies.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fiera Capital Series Trust – Global Equity Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

Global Equity Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Institutional	FCGIX	31660Q207	04/28/17	3.34%	0.90%
Investor	FCGEX	31660Q108	04/28/17	3.59%	1.15%

The table references expense ratios per the prospectus dated July 29, 2019. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2020. Returns would be lower without these contractual expense limitations in effect.

Annualized Total Return Information

Share Class	1 Year	Since Inception
Institutional Class	(4.97)%	7.26%
Investor Class	(5.26)%	6.99%
Fund Benchmark
MSCI ACWI Index	(11.26)%	1.01%
MSCI World Index(1)	(10.39)%	1.46%

(1)	Primary benchmark

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2020.

The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index is a stock market index made up of approximately 1,600 global stocks. It is used as a common benchmark for ‘world’ or ‘global’ stock funds. The index comprises a collection of stocks of all the developed markets in the world, as defined by MSCI and includes stocks from 23 countries but excludes stocks from emerging and frontier economies.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings or geographical areas than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance March 31, 2020 (Unaudited)

Oct 1, 2019 – March 31, 2020

For the period September 30, 2019 (Fund inception) to March 31, 2020, the Fiera Capital U.S. Equity Long-Term Quality Fund returned -6.91% Institutional class, and -6.96% Investor class (net of fees). The Fund outperformed its category benchmark, the S&P 500 Index, which returned -12.31% for the same period.

Investment Philosophy

The Fund seeks to achieve long-term capital appreciation. It seeks to achieve the Fund’s investment objective by investing substantially in a portfolio of US equities. We seek to invest in what we believe are quality companies that we believe have an ability to consistently generate attractive returns on invested capital (ROIC) with little dependence on financial leverage.

Market Review and Positioning

For the October 1 to December 31, 2019 period, the U.S. Equity Long-Term Quality Fund was up in absolute performance and outperformed the S&P 500 Index. Over the period, our relative outperformance was mainly driven by our security selection, particularly successful in the Consumer Discretionary sector. Partially offsetting these positives was our underweight position and weak selection in the Information Technology sector. Among the top contributors over the period were UnitedHealth Group and Tiffany & Co. After a year plagued with political uncertainty impacting the US health insurance industry and leading to a depressed valuation in the stock price, UnitedHealth’s stock rallied as the company posted strong results exceeding expectations and appeasing several market concerns, despite lingering uncertainty. The company also held a well-received investor day highlighting areas of improvement and future growth drivers. Among the largest detractors were CME Group and Oracle. While CME reported solid earnings with record revenues due to strong volumes, and continued synergies from the NEX acquisition, we believe the stock is fairly valued after a long stretch of outperformance. CME later reported a drop in November volumes after experiencing recent highs. During this period we exited our positions in 3M and Tiffany’s and initiated a position in Microsoft. We exited our position in 3M as the company faced a difficult macro-economic environment with a decline in the worldwide production of automobiles, electronics and a slowdown in China’s economy. Furthermore, in addition to inventory-related disruptions following company-specific internal initiatives, the company is also negatively impacted by potential environmental and personal injury litigations. As for Tiffany’s, the stock was sold following its acquisition by French-based Louis-Vuitton Moët Hennessy. A position in Microsoft was initiated as the company has been transformed under the leadership of CEO Satya Nadella (since 2014) who has delivered great execution and who has fostered a strong collaborative and innovative culture. In comparison with many of its successful tech peers, the company has not one, but two successful segments; notably, personal computing, including Windows and Office and enterprise computing, including cloud platform Azure. We believe Microsoft is well-positioned to benefit from industry tailwinds in cloud, which we expect may lead to sustainable growth and attractive long-term margins due to its scale and operating leverage.

For the January 1 to March 31, 2020 period, the U.S. Equity Long-Term Quality Fund was down in absolute performance, it outperformed the S&P 500 index. Our relative outperformance over the period was predominantly driven by our security selection which was particularly successful in the Financials sector. Further contributing to our outperformance was our lack of exposure to the Energy sector, which suffered as oil prices tumbled due to coronavirus and was accentuated by a price war between Saudi Arabia and Russia. Among the top contributors over the period were MSCI Inc. and Moody’s. Moody’s held a fairly upbeat virtual investor day, indicating to investors that they believe the negative impact on issuance levels from coronavirus will be short-lived and are maintaining their guidance. Furthermore, the company’s Analytics segment is mostly recurring subscription revenues of products critical to financial institutions. Among the largest detractors were U.S. Bancorp (USB) and Middleby. USB’s stock suffered alongside other banks as the COVID-19 crisis is poised to be challenging for the industry. Today’s low rate environment and disruptions in the financial capital markets have had a material impact on the company’s net interest income and is also expected to lead to lower fee revenue. Following the Great Financial Crisis, regulators drew up measures to ensure that banks held important buffers in terms of liquidity and capital to enable them to survive another crisis. However, the current environment is unprecedented, leading to fears of a sharp rise in loan loss provisions, raising credit risk concerns. During this period, we did not exit or initiate any new positions in the strategy. We took profits from MSCI Inc. and Moody’s and trimmed our position in TJX to manage our exposure to the retailer. We furthermore added to our position in Johnson & Johnson.

Fiera Capital Series Trust – U.S. Equity Long-Term Quality Fund Management Discussion and Fund Performance – Continued March 31, 2020 (Unaudited)

U.S. Equity Long-Term Quality Fund

Results of a $10,000 Investment

Share Class	Ticker	Cusip	Inception Date	Expense Ratios
				Gross	Net
Investor	FCUEX	31660Q868	09/30/19	1.88%	1.00%
Institutional	FCUIX	31660Q850	09/30/19	1.63%	0.75%

The table references expense ratios per the prospectus dated September 17, 2019. The net expense ratios reflect contractual expense limitations agreed to by the Adviser which will continue through October 31, 2020. Returns would be lower without these contractual expense limitations in effect.

Cummulative Total Return Information

Share Class	Since Inception
Investor Class	(6.96)%
Institutional Class	(6.91)
Fund Benchmark
S&P 500 Index(1)	(12.31)%

(1)	Primary benchmark.

Performance of Investor Class shares will vary from the performance of the Institutional Class shares shown above due to differences in charges and expenses. This graph illustrates the hypothetical investment of $10,000 in the Institutional Class shares of the Fund from inception date to March 31, 2020.

The S&P 500 Index is a registered trademark of Standard & Poor’s and is an unmanaged broadly-based index of the common stock prices of 500 large U.S. companies that includes the reinvestment of dividends.

Index results assume the re-investment of all dividends and capital gains. The Fund’s holdings may differ significantly from the securities that comprise the index. The index is not a projection, prediction or guarantee of performance. It is not possible to invest directly in the index.

The performance quoted represents past performance. Past performance does not guarantee future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month end is available by calling 1-855-771-7119.

Mutual fund investing involves risk. Principal loss is possible.

Fiera Capital Series Trust Portfolio Composition March 31, 2020 (Unaudited)

Emerging Markets Fund (Consolidated)

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	2.6%
Communications	19.6
Consumer, Cyclical	11.7
Consumer, Non-cyclical	7.5
Energy	3.3
Financial	19.6
Industrial	15.0
Technology	8.2
Utilities	3.8
Total Common Stocks	91.3
Short-Term Investments	7.5
Other Assets and Liabilities	1.2
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Auto Manufacturers	$41,157,407	2.9%
Auto Parts & Equipment	12,426,858	0.9
Banks	136,589,431	9.6
Beverages	23,065,990	1.6
Chemicals	37,053,171	2.6
Commercial Services	7,133,068	0.5
Computers	25,607,418	1.8
Cosmetics/Personal Care	11,782,963	0.8
Diversified Financial Services	33,979,881	2.4
Electronics	59,910,970	4.2
Energy-Alternate Sources	24,480,661	1.7
Engineering & Construction	63,100,568	4.4
Food	31,174,122	2.2
Gas	54,227,225	3.8
Home Furnishings	28,000,363	2.0
Insurance	46,644,938	3.3
Internet	267,013,670	18.8
Lodging	31,601,125	2.2
Media	9,402,190	0.7
Miscellaneous Manufacturing	90,093,731	6.3
Oil & Gas	22,675,354	1.6
Pharmaceuticals	32,879,141	2.3
Real Estate	62,053,899	4.4
Retail	52,902,850	3.7
Semiconductors	75,975,462	5.3
Software	15,160,976	1.1
Telecommunications	3,021,082	0.2
Total Common Stocks	1,299,114,514	91.3
Short-Term Investments	106,228,347	7.5
Total Investments	1,405,342,861	98.8
Other Assets and Liabilities	17,682,546	1.2
Total Net Assets	$1,423,025,407	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2020 (Unaudited)

Small/Mid-Cap Growth Fund

Sector	% of Total Net Assets
Common Stocks*
Communications	11.8%
Consumer, Cyclical	11.1
Consumer, Non-cyclical	27.1
Energy	0.6
Financial	2.5
Industrial	15.8
Technology	28.5
Total Common Stocks	97.4
Other Assets and Liabilities	2.6
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Aerospace/Defense	$2,072,203	1.9%
Banks	1,343,351	1.2
Biotechnology	15,718,699	14.5
Commercial Services	2,447,871	2.3
Computers	5,627,827	5.2
Distribution/Wholesale	3,086,091	2.8
Electrical Components & Equipment	1,069,922	1.0
Electronics	1,610,508	1.5
Engineering & Construction	1,930,292	1.8
Entertainment	3,262,555	3.0
Healthcare-Products	3,159,696	2.9
Healthcare-Services	4,984,841	4.6
Home Furnishings	2,114,244	2.0
Insurance	1,391,255	1.3
Internet	7,449,948	6.9
Machinery-Diversified	6,771,250	6.3
Media	5,317,437	4.9
Miscellaneous Manufacturing	1,388,799	1.3
Oil & Gas	254,528	0.2
Oil & Gas Services	433,314	0.4
Packaging & Containers	2,276,774	2.1
Pharmaceuticals	2,999,818	2.8
Retail	3,617,672	3.3
Semiconductors	6,443,079	5.9
Software	18,759,981	17.3
Total Common Stocks	105,531,955	97.4
Other Assets and Liabilities	2,834,715	2.6
Total Net Assets	$108,366,670	100.0%

International Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	1.9%
Consumer, Cyclical	13.6
Consumer, Non-cyclical	38.2
Financial	9.1
Industrial	21.5
Technology	7.4
Total Common Stocks	91.7
Preferred Stocks
Basic Materials	1.0
Total Preferred Stocks	1.0
Other Assets and Liabilities	7.3
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Apparel	$3,887,202	3.1%
Banks	7,421,264	5.9
Beverages	4,194,576	3.4
Building Materials	3,400,711	2.7
Chemicals	2,376,347	1.9
Commercial Services	8,871,321	7.1
Cosmetics/Personal Care	12,879,307	10.3
Distribution/Wholesale	1,872,194	1.5
Diversified Financial Services	3,974,015	3.2
Electronics	2,522,029	2.0
Food	7,612,171	6.1
Hand/Machine Tools	4,554,292	3.6
Healthcare-Products	3,004,622	2.4
Home Furnishings	3,742,942	3.0
Leisure Time	2,584,297	2.1
Lodging	3,287,697	2.6
Machinery-Diversified	13,059,307	10.4
Pharmaceuticals	11,307,478	9.0
Retail	1,636,542	1.3
Semiconductors	5,016,277	4.0
Software	4,243,631	3.4
Transportation	3,393,751	2.7
Total Common Stocks	114,841,973	91.7
Preferred Stocks
Chemicals	1,283,181	1.0
Total Preferred Stocks	1,283,181	1.0
Total Investments	116,125,154	92.7
Other Assets and Liabilities	9,146,722	7.3
Total Net Assets	$125,271,876	100.0%

Fiera Capital Series Trust Portfolio Composition – Continued March 31, 2020 (Unaudited)

Global Equity Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	3.1%
Communications	4.0
Consumer, Cyclical	12.7
Consumer, Non-cyclical	35.1
Financial	11.4
Industrial	21.6
Technology	10.7
Total Common Stocks	98.6
Other Assets and Liabilities	1.4
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Aerospace/Defense	$333,551	2.1%
Apparel	718,594	4.5
Banks	583,308	3.6
Beverages	927,728	5.8
Building Materials	330,826	2.1
Chemicals	491,686	3.1
Commercial Services	1,369,647	8.6
Cosmetics/Personal Care	488,712	3.1
Diversified Financial Services	1,238,322	7.8
Electronics	409,472	2.6
Food	643,791	4.0
Hand/Machine Tools	441,056	2.8
Healthcare-Products	286,113	1.8
Internet	642,558	4.0
Lodging	274,613	1.7
Machinery-Diversified	1,930,805	12.1
Pharmaceuticals	1,889,294	11.8
Retail	1,028,132	6.4
Semiconductors	552,070	3.5
Software	1,147,325	7.2
Total Common Stocks	15,727,603	98.6
Other Assets and Liabilities	225,203	1.4
Total Net Assets	$15,952,806	100.0%

U.S. Equity Long-Term Quality Fund

Sector	% of Total Net Assets
Common Stocks*
Basic Materials	8.9%
Communications	7.6
Consumer, Cyclical	12.0
Consumer, Non-cyclical	23.7
Financial	17.7
Industrial	9.5
Technology	17.4
Total Common Stocks	96.8
Other Assets and Liabilities	3.2
Total Net Assets	100.0%

Industry	Value	% of Total Net Assets
Common Stocks
Aerospace/Defense	$1,307,414	3.0%
Apparel	1,282,139	3.0
Banks	915,922	2.1
Beverages	1,980,329	4.6
Chemicals	3,868,633	8.9
Cosmetics/Personal Care	1,121,882	2.6
Diversified Financial Services	6,734,151	15.5
Electronics	1,034,384	2.4
Healthcare-Products	869,120	2.0
Healthcare-Services	1,972,097	4.6
Internet	2,348,301	5.4
Machinery-Diversified	1,761,374	4.1
Media	951,743	2.2
Pharmaceuticals	4,323,182	10.0
Retail	3,902,906	9.0
Semiconductors	1,239,770	2.9
Software	6,298,463	14.5
Total Common Stocks	41,911,810	96.8
Other Assets and Liabilities	1,396,090	3.2
Total Net Assets	$43,307,900	100.0%

Portfolio composition will change due to the ongoing management of the Funds. The percentages are based on net assets as of March 31, 2020.

*

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly a Fund invests, the more it spreads risk and potentially reduces the risk of loss and volatility.

Emerging Markets Fund Schedule of Investments (Consolidated) March 31, 2020

Description	Shares	Value
Common Stocks — 91.3%
Argentina — 0.6%
Despegar.com Corp. (1)	1,609,890	$9,128,076

China — 36.1%
AAC Technologies Holdings, Inc.	4,326,200	22,061,399
Alibaba Group Holding, Ltd. (1)	100,000	2,423,087
Alibaba Group Holding, Ltd., ADR (1)	274,920	53,466,442
China Railway Group, Ltd., Class H	57,141,000	30,225,148
China State Construction International Holdings, Ltd.	23,172,091	16,993,504
Dali Foods Group Co., Ltd. (2)	44,950,757	31,174,122
Geely Automobile Holdings, Ltd., Class H	5,962,501	8,652,886
Great Wall Motor Co., Ltd., Class H	38,550,000	24,445,796
Haier Smart Home Co., Ltd., Class A	7,919,844	15,929,459
Haier Smart Home Co., Ltd., Class D	2,621,054	1,887,379
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	6,697,285	26,003,285
JOYY, Inc., ADR (1)	539,449	28,731,054
Meituan Dianping (1)	581,900	6,936,925
Midea Group Co., Ltd., Class A	1,504,868	10,183,525
Minth Group, Ltd.	5,844,811	12,426,858
Ping An Insurance Group Co. of China, Ltd., Class H	1,820,000	17,774,485
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H	10,140,000	32,879,141
Sunny Optical Technology Group Co., Ltd.	3,219,132	42,581,956
Tencent Holdings, Ltd.	2,049,100	101,281,462
Weibo Corp., ADR (1)	772,500	25,577,475
Xtep International Holdings Ltd.	7,981,500	2,597,220
		514,232,608
Hong Kong — 11.9%
ASM Pacific Technology, Ltd.	1,852,800	17,179,673
China Gas Holdings, Ltd.	6,748,300	23,335,027
China Resources Gas Group, Ltd.	6,156,000	30,892,197
Galaxy Entertainment Group, Ltd.	3,076,000	16,200,619
Man Wah Holdings, Ltd., Class L	28,838,007	15,632,366
NagaCorp, Ltd.	15,213,497	15,400,506
Shimao Property Holdings, Ltd.	7,539,650	26,129,408
Xinyi Solar Holdings, Ltd.	44,125,749	24,480,661
		169,250,457
India — 13.0%
Engineers India, Ltd. (3)	10,518,858	8,351,385
HDFC Bank, Ltd., ADR	643,000	24,729,780
ICICI Bank, Ltd., ADR	2,456,257	20,878,184
ICICI Lombard General Insurance Co., Ltd. (2)(3)	2,020,898	28,870,453
Infosys, Ltd. (3)	1,265,000	10,480,493
Infosys, Ltd., ADR	1,842,500	15,126,925
Kotak Mahindra Bank, Ltd. (3)	998,190	17,037,911
Larsen & Toubro, Ltd. (3)	706,300	7,530,531
Quess Corp., Ltd. (1)(2)(3)	2,535,476	7,133,068
Reliance Industries, Ltd. (3)	1,555,000	22,675,354
Spandana Sphoorty Financial, Ltd. (1)(3)	900,984	6,949,075
Tech Mahindra, Ltd. (3)	2,035,317	15,160,976
		184,924,135
Indonesia — 3.7%
Bank Mandiri Persero	58,408,600	16,606,263
Ciputra Development	300,165,059	8,093,854
Media Nusantara Citra	170,172,410	9,402,191
Mitra Adiperkasa	349,068,900	10,107,041
Ramayana Lestari Sentosa	274,686,705	7,823,146
		52,032,495
Malaysia — 1.1%
Inari Amertron	29,685,705	8,424,693
Padini Holdings	15,413,000	7,218,778
		15,643,471

See accompanying Notes to the Financial Statements.

Emerging Markets Fund Schedule of Investments (Consolidated) – Continued March 31, 2020

Description	Shares	Value
Philippines — 6.5%
Ayala Land, Inc.	28,966,200	$17,093,076
BDO Unibank, Inc.	10,186,269	20,591,385
GT Capital Holdings, Inc.	1,009,968	8,058,724
Jollibee Foods Corp.	4,575,620	9,524,298
Megaworld Corp.	219,119,826	10,737,561
Metropolitan Bank & Trust Co.	11,122,800	8,722,038
Security Bank Corp.	8,137,285	17,080,635
		91,807,717
South Africa — 1.4%
Naspers, Ltd. N Shares, ADR	682,488	19,409,959

South Korea — 9.2%
Amorepacific Corp.	85,921	11,782,963
LG Chem, Ltd.	149,600	37,053,171
NAVER Corp.	144,275	20,059,190
Samsung Electro-Mechanics Co., Ltd.	149,501	11,846,287
Samsung Electronics Co., Ltd.	901,579	35,054,761
WONIK IPS Co., Ltd. (1)	760,594	15,316,335
		131,112,707
Taiwan — 5.2%
Airtac International Group	1,616,488	23,835,585
Chailease Holding Co., Ltd.	8,974,568	27,030,806
Elite Material Co., Ltd.	6,808,000	23,676,190
		74,542,581
Thailand — 1.8%
Intouch Holdings PLC	1,995,000	3,021,083
Osotspa PLC	21,243,100	23,065,990
		26,087,073
Vietnam — 0.8%
Military Commercial Joint Stock Bank	20,500,000	10,943,235

Total Common Stocks (identified cost $1,473,752,318)		1,299,114,514

Short-Term Investments — 7.5%
Mutual Funds — 7.5%
Federated Treasury Obligations Fund, Institutional Class, 0.310% (4)	106,228,347	106,228,347

Total Short-Term Investments (identified cost $106,228,347)		106,228,347

Total Investments — 98.8% (identified cost $1,579,980,665)		1,405,342,861
Other Assets and Liabilities — 1.2%		17,682,546
Total Net Assets — 100.0%		$1,423,025,407

(1)	Non-income producing.

(2)	144A restricted security. As of March 31, 2020, the fair value of such securities was $67,177,643 and represented 4.72% of the Fund’s net assets.

(3)	Securities held through a Mauritius Subsidiary.

(4)	Represents the 7-day effective yield as of March 31, 2020.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Small/Mid-Cap Growth Fund Schedule of Investments March 31, 2020

Description	Shares	Value
Common Stocks — 97.4%
Communications — 11.8%
Internet — 6.9%
Cogent Communications Holdings, Inc.	9,369	$767,977
Etsy, Inc.(1)	48,971	1,882,445
IAC/InterActiveCorp(1)	11,421	2,046,986
Okta, Inc.(1)	16,050	1,962,273
Zendesk, Inc.(1)	12,346	790,267
		7,449,948
Media — 4.9%
Cable One, Inc.	1,391	2,286,818
Liberty Media Corp.-Liberty Formula One, Class C(1)	37,619	1,024,365
The New York Times Co., Class A	65,329	2,006,254
		5,317,437
Total Communications		12,767,385

Consumer, Cyclical — 11.1%
Distribution/Wholesale — 2.8%
Copart, Inc.(1)	26,142	1,791,250
IAA, Inc.(1)	43,219	1,294,841
		3,086,091
Entertainment — 3.0%
Churchill Downs, Inc.	10,744	1,106,095
Live Nation Entertainment, Inc.(1)	33,619	1,528,320
SeaWorld Entertainment, Inc.(1)	57,000	628,140
		3,262,555
Home Furnishings — 2.0%
Dolby Laboratories, Inc., Class A	39,001	2,114,244

Retail — 3.3%
Dunkin’ Brands Group, Inc.	27,055	1,436,620
Tractor Supply Co.	25,796	2,181,052
		3,617,672
Total Consumer, Cyclical		12,080,562

Consumer, Non-cyclical — 27.1%
Biotechnology — 14.5%
Argenx SE, ADR(1)	6,858	903,404
Arrowhead Pharmaceuticals, Inc.(1)	70,953	2,041,318
BeiGene, Ltd., ADR(1)	9,626	1,185,057
BioMarin Pharmaceutical, Inc.(1)	28,252	2,387,294
Bluebird Bio, Inc.(1)	23,035	1,058,689
Exelixis, Inc.(1)	143,021	2,462,822
FibroGen, Inc.(1)	35,096	1,219,586
Guardant Health, Inc.(1)	17,551	1,221,549
Immunomedics, Inc.(1)	146,061	1,968,902
Veracyte, Inc.(1)	39,843	968,583
Viking Therapeutics, Inc.(1)	64,422	301,495
		15,718,699
Commercial Services — 2.3%
Bright Horizons Family Solutions, Inc.(1)	12,342	1,258,884
Insperity, Inc.	12,833	478,671
Service Corp. International	18,162	710,316
		2,447,871
Healthcare-Products — 2.9%
iRhythm Technologies, Inc.(1)	21,435	1,743,738
Novocure, Ltd.(1)	21,027	1,415,958
		3,159,696
Healthcare-Services — 4.6%
Molina Healthcare, Inc.(1)	15,418	2,154,049
Teladoc Health, Inc.(1)	18,262	2,830,792
		4,984,841
Pharmaceuticals — 2.8%
Aimmune Therapeutics, Inc.(1)	83,288	1,201,013
Bausch Health Cos., Inc.(1)	74,341	1,152,285
Portola Pharmaceuticals, Inc.(1)	90,676	646,520
		2,999,818
Total Consumer, Non-Cyclical		29,310,925

Energy — 0.6%
Oil & Gas — 0.2%
WPX Energy, Inc.(1)	83,452	254,528

Oil & Gas Services — 0.4%
Apergy Corp.(1)	49,715	285,861
Helix Energy Solutions Group, Inc.(1)	89,910	147,453
		433,314
Total Energy		687,842

Financial — 2.5%
Banks — 1.2%
Western Alliance Bancorp	43,886	1,343,351

See accompanying Notes to the Financial Statements.

Small/Mid-Cap Growth Fund Schedule of Investments – Continued March 31, 2020

Description	Shares	Value
Insurance — 1.3%
Reinsurance Group of America, Inc.	16,535	$1,391,255
Total Financial		2,734,606

Industrial — 15.8%
Aerospace/Defense — 1.9%
HEICO Corp., Class A	14,267	911,661
Teledyne Technologies, Inc.(1)	3,904	1,160,542
		2,072,203
Electrical Components & Equipment — 1.0%
Universal Display Corp.	8,119	1,069,922

Electronics — 1.5%
Advanced Energy Industries, Inc.(1)	18,990	920,825
Woodward, Inc.	11,603	689,683
		1,610,508
Engineering & Construction — 1.8%
EMCOR Group, Inc.	31,479	1,930,292

Machinery-Diversified — 6.2%
Cognex Corp.	36,159	1,526,633
Crane Co.	19,508	959,403
Graco, Inc.	45,618	2,222,965
Nordson Corp.	15,268	2,062,249
		6,771,250
Miscellaneous Manufacturing — 1.3%
AO Smith Corp.	36,731	1,388,799

Packaging & Containers — 2.1%
Berry Global Group, Inc.(1)	67,540	2,276,774
Total Industrial		17,119,748

Technology — 28.5%
Computers — 5.2%
CACI International, Inc., Class A(1)	4,001	844,811
Fortinet, Inc.(1)	24,272	2,455,598
Qualys, Inc.(1)	26,755	2,327,418
		5,627,827
Semiconductors — 6.0%
Entegris, Inc.	46,747	2,092,863
Maxim Integrated Products, Inc.	36,092	1,754,432
Power Integrations, Inc.	16,758	1,480,234
Semtech Corp.(1)	29,748	1,115,550
		6,443,079
Software — 17.3%
ACI Worldwide, Inc.(1)	62,807	1,516,789
Blackline, Inc.(1)	15,035	790,991
Broadridge Financial Solutions, Inc.	26,677	2,529,780
Envestnet, Inc.(1)	26,925	1,448,027
Everbridge, Inc.(1)	14,980	1,593,273
Guidewire Software, Inc.(1)	17,412	1,380,946
Jack Henry & Associates, Inc.	14,535	2,256,413
Paycom Software, Inc.(1)	6,696	1,352,659
Splunk, Inc.(1)	14,668	1,851,542
Veeva Systems, Inc., Class A(1)	13,079	2,045,163
Zynga, Inc., Class A(1)	291,153	1,994,398
		18,759,981
Total Technology		30,830,887

Total Common Stocks (identified cost $107,760,495)		105,531,955

Total Investments — 97.4% (identified cost $107,760,495)		105,531,955
Other Assets and Liabilities — 2.6%		2,834,715
Total Net Assets — 100.0%		$108,366,670

(1)	Non-income producing.

ADR – American Depository Receipt

See accompanying Notes to the Financial Statements.

International Equity Fund Schedule of Investments March 31, 2020

Description	Shares	Value
Common Stocks — 91.7%
Australia — 2.3%
Commonwealth Bank of Australia	75,549	$2,850,383

Canada — 2.7%
Canadian National Railway Co.	43,717	3,393,751

Denmark — 5.9%
Chr Hansen Holding A/S	32,203	2,376,347
Novo Nordisk A/S, Class B	84,490	5,045,413
		7,421,760
France — 9.6%
EssilorLuxottica SA	28,379	3,004,621
L’Oreal SA	19,872	5,143,094
LVMH Moet Hennessy Louis Vuitton SE	10,599	3,887,202
		12,034,917
Germany — 4.3%
Rational AG	2,160	1,142,325
SAP SE	38,009	4,243,631
		5,385,956
India — 2.0%
HDFC Bank, Ltd., ADR	63,323	2,435,403

Japan — 11.9%
FANUC Corp.	13,401	1,790,720
Keyence Corp.	24,120	7,754,884
Shimano, Inc.	18,121	2,584,297
Unicharm Corp.	72,611	2,718,110
		14,848,011
Netherlands — 4.0%
Unilever NV	102,095	5,018,104

Sweden — 1.7%
Svenska Handelsbanken AB, Class A (1)	258,938	2,135,478

Switzerland — 18.7%
Cie Financiere Richemont SA	30,616	1,636,542
Geberit AG	7,761	3,400,711
Nestle SA	74,361	7,612,171
Roche Holding AG	19,463	6,262,065
Schindler Holding AG	20,817	4,554,293
		23,465,782
Taiwan — 4.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	104,965	5,016,277

United Kingdom — 20.8%
Bunzl PLC	93,533	1,872,194
Diageo PLC	132,283	4,194,576
Howden Joinery Group PLC	413,410	2,600,616
InterContinental Hotels Group PLC	77,280	3,287,697
Intertek Group PLC	70,083	4,094,541
London Stock Exchange Group PLC	44,425	3,974,015
Rotork PLC	953,235	2,522,029
Spirax-Sarco Engineering PLC	35,000	3,513,703
		26,059,371
United States — 3.8%
IHS Markit, Ltd.	79,613	4,776,780

Total Common Stocks (identified cost $115,672,006)		114,841,973

Preferred Stocks — 1.0%
Germany — 1.0%
Fuchs Petrolub SE	35,973	1,283,181

Total Preferred Stocks (identified cost $1,880,587)		1,283,181

Total Investments — 92.7% (identified cost $117,552,593)		116,125,154
Other Assets and Liabilities — 7.3%		9,146,722
Total Net Assets — 100.0%		$125,271,876

(1)	Non-income producing.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Global Equity Fund Schedule of Investments March 31, 2020

Description	Shares	Value
Common Stocks — 98.6%
France — 2.0%
LVMH Moet Hennessy Louis Vuitton SE	883	$323,842

India — 2.0%
HDFC Bank, Ltd., ADR	8,196	315,218

Japan — 6.9%
FANUC Corp.	1,600	213,801
Keyence Corp.	2,742	881,588
		1,095,389
Netherlands — 3.1%
Unilever NV	9,943	488,711

Switzerland — 13.9%
Cie Financiere Richemont SA	3,378	180,567
Geberit AG	755	330,826
Nestle SA	6,289	643,791
Roche Holding AG	1,944	625,466
Schindler Holding AG	2,016	441,056
		2,221,706
Taiwan — 3.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	11,552	552,070

United Kingdom — 8.8%
Diageo PLC	14,058	445,767
InterContinental Hotels Group PLC	6,455	274,613
Intertek Group PLC	6,179	361,003
Spirax-Sarco Engineering PLC	3,240	325,268
		1,406,651
United States — 58.4%
Alphabet, Inc., Class A (1)	553	642,558
AutoZone, Inc. (1)	509	430,614
Becton, Dickinson and Co.	2,567	589,820
CME Group, Inc.	2,300	397,693
Graco, Inc.	7,392	360,212
Johnson & Johnson	5,140	674,008
Mastercard, Inc., Class A	3,480	840,629
Mettler-Toledo International, Inc. (1)	593	409,472
Middleby Corp. (1)	2,636	149,936
Moody’s Corp.	4,769	1,008,644
MSCI, Inc.	2,398	692,926
NIKE, Inc., Class B	4,771	394,753
Oracle Corp.	9,402	454,399
PepsiCo, Inc.	4,013	481,961
Sherwin-Williams Co.	1,070	491,686
TJX Cos., Inc.	8,721	416,951
U.S. Bancorp	7,782	268,090
United Technologies Corp.	3,536	333,551
Varian Medical Systems, Inc. (1)	2,787	286,113
		9,324,016
Total Common Stocks (identified cost $15,969,028)		15,727,603

Total Investments — 98.6% (identified cost $15,969,028)		15,727,603
Other Assets and Liabilities — 1.4%		225,203
Total Net Assets — 100.0%		$15,952,806

(1)	Non-income producing.

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

U.S. Equity Long-Term Quality Fund Schedule of Investments March 31, 2020

Description	Shares	Value
Common Stocks — 96.8%
Basic Materials — 8.9%
Chemicals — 8.9%
Ecolab, Inc.	5,444	$848,338
Linde PLC	7,580	1,311,340
Sherwin-Williams Co.	3,719	1,708,955
Total Basic Materials		3,868,633

Communications — 7.6%
Internet — 5.4%
Alphabet, Inc., Class A(1)	2,021	2,348,301

Media — 2.2%
FactSet Research Systems, Inc.	3,651	951,743
Total Communications		3,300,044

Consumer, Cyclical — 12.0%
Apparel — 3.0%
NIKE, Inc., Class B	15,496	1,282,139

Retail — 9.0%
AutoZone, Inc.(1)	1,768	1,495,728
Lowe’s Cos., Inc.	10,492	902,836
TJX Cos., Inc.	31,465	1,504,342
		3,902,906
Total Consumer, Cyclical		5,185,045

Consumer, Non-cyclical — 23.7%
Beverages — 4.6%
PepsiCo, Inc.	16,489	1,980,329

Cosmetics/Personal Care — 2.6%
Colgate-Palmolive Co.	16,906	1,121,882

Healthcare-Products — 2.0%
Varian Medical Systems, Inc.(1)	8,466	869,120

Healthcare-Services — 4.5%
UnitedHealth Group, Inc.	7,908	1,972,097

Pharmaceuticals — 10.0%
Becton, Dickinson and Co.	9,155	2,103,544
Johnson & Johnson	16,927	2,219,638
		4,323,182
Total Consumer, Non-Cyclical		10,266,610
Financial — 17.7%
Banks — 2.1%
U.S. Bancorp	26,587	915,922

Diversified Financial Services — 15.6%
CME Group, Inc.	8,405	1,453,309
Mastercard, Inc., Class A	9,861	2,382,023
Moody’s Corp.	13,706	2,898,819
		6,734,151
Total Financial		7,650,073

Industrial — 9.5%
Aerospace/Defense — 3.0%
United Technologies Corp.	13,860	1,307,414

Electronics — 2.4%
Mettler-Toledo International, Inc.(1)	1,498	1,034,384

Machinery-Diversified — 4.1%
Graco, Inc.	24,256	1,181,995
Middleby Corp.(1)	10,186	579,379
		1,761,374
Total Industrial		4,103,172

Technology — 17.4%
Semiconductors — 2.9%
Analog Devices, Inc.	13,829	1,239,770

Software — 14.5%
Microsoft Corp.	17,660	2,785,159
MSCI, Inc.	6,962	2,011,739
Oracle Corp.	31,069	1,501,565
		6,298,463
Total Technology		7,538,233

Total Common Stocks (identified cost $46,772,352)		41,911,810

Total Investments — 96.8% (identified cost $46,772,352)		41,911,810
Other Assets and Liabilities — 3.2%		1,396,090
Total Net Assets — 100.0%		$43,307,900

(1)	Non-income producing.

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Assets and Liabilities March 31, 2020

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Assets:
Investments in unaffiliated issuers, at value	$1,405,342,861	$105,531,955	$116,125,154	$15,727,603	$41,911,810
Cash	—	—	8,781,706	—	2,200,435
Cash denominated in foreign currencies(1)	6,569,797	—	347,398	—	—
Dividends and interest receivable	2,783,889	16,777	461,024	42,668	16,322
Receivable for investments sold	17,107,121	4,308,052	—	175,863	—
Receivable for capital stock sold	1,675,721	42,861	84,955	146,000	—
Due from Adviser	—	—	—	11,214	—
Receivable for tax reclaims	29,020	—	—	—	—
Deferred offering costs (Note 5)	—	—	—	—	39,922
Prepaid expenses	39,496	20,152	15,280	6,312	5,835
Total assets	1,433,547,905	109,919,797	125,815,517	16,109,660	44,174,324

Liabilities:
Payable for investments purchased	7,138,387	—	421,926	—	782,435
Payable for capital stock redeemed	1,221,902	211,535	18,340	—	—
Payable to Adviser for offering cost reimbursement (Note 5)	—	—	—	—	39,922
Payable to Adviser for management fees (Note 3)	1,521,245	79,415	51,838	—	4,945
Due to custodian	—	1,224,832	—	116,573	—
Payable to custodian in foreign currencies(2)	—	—	—	8,122	—
Payable for shareholder servicing fees	380,311	—	12,166	—	—
Payable for transfer agent fees	26,552	3,262	1,749	—	5,312
Payable for audit and tax fees	12,552	12,552	12,552	12,552	21,160
Payable for legal fees	5,419	5,328	5,328	8,853	5,328
Payable for 12b-1 fees	8,230	2	67	71	2
Other liabilities	207,900	16,201	19,675	10,683	7,320
Total liabilities	10,522,498	1,553,127	543,641	156,854	866,424
Total net assets	$1,423,025,407	$108,366,670	$125,271,876	$15,952,806	$43,307,900

Net assets consist of:
Paid-in capital	$1,674,739,284	$105,750,840	$127,118,968	$16,465,384	$40,940,435
Total distributable earnings (loss)	(251,713,877)	2,615,830	(1,847,092)	(512,578)	2,367,465
Total net assets	$1,423,025,407	$108,366,670	$125,271,876	$15,952,806	$43,307,900

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Assets and Liabilities – Continued March 31, 2020

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Net asset value per share (unlimited shares authorized, $0.001 par value)
Investor Class	$36.30	$12.68	$9.92	$11.63	$9.28
Institutional Class	36.38	12.78	9.92	11.66	9.28
Z Class	—	—	9.96	—	—

Net assets:
Investor Class	$29,457,280	$10,579	$324,081	$339,875	$9,303
Institutional Class	1,393,568,127	108,356,091	79,543,057	15,612,931	43,298,597
Z Class	—	—	45,404,738	—	—
Total net assets	$1,423,025,407	$108,366,670	$125,271,876	$15,952,806	$43,307,900

Shares outstanding:
Investor Class	811,549	834	32,683	29,229	1,003
Institutional Class	38,306,741	8,478,096	8,017,219	1,339,485	4,664,701
Z Class	—	—	4,558,550	—	—
Total shares outstanding	39,118,290	8,478,930	12,608,452	1,368,714	4,665,704

Investments, at cost:
Investments in unaffiliated issuers, at cost	$1,579,980,665	$107,760,495	$117,552,593	$15,969,028	$46,772,352

(1)	Identified cost of cash denominated in foreign currencies are $6,616,075 and $347,398, respectively.

(2)	Identified cost of cash denominated in foreign currencies is $8,368.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Operations Year Ended March 31, 2020

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund (1)
Investment income:
Dividend income from:
Unaffiliated issuers(2)	$37,749,799	$1,067,107	$1,864,424	$246,274	$223,598
Interest income	3,436,403	—	—	—	—
Total income	41,186,202	1,067,107	1,864,424	246,274	223,598

Expenses:
Investment advisory fees (Note 3)	20,247,235	1,679,131	883,516	131,731	82,147
Legal fees	91,307	65,970	56,623	60,549	17,023
Fund accounting and administration fees	458,304	59,763	73,836	31,456	12,624
Registration fees	127,695	42,712	48,572	37,519	2,146
Transfer agent fees	201,213	23,680	14,513	394	16,321
Trustees’ fees	21,817	21,817	21,817	21,817	9,917
Miscellaneous fees	109,550	32,204	26,719	19,089	6,772
Chief compliance officer fees	13,750	13,750	13,750	13,750	6,250
Audit and tax fees	26,477	21,413	21,413	21,413	30,400
Licensing fees	37,241	5,690	4,108	2,607	—
Custodian fees	531,109	—	4,582	11,431	3,117
12b-1 fees (Note 2):
Investor Class	157,518	32	387	686	13
Offering costs (Note 5)	—	—	—	—	35,418
Organization costs (Note 5)	—	—	—	—	466
Shareholder servicing fees (Note 2):
Investor Class	157,518	—	387	—	—
Institutional Class	4,904,291	—	147,515	—	—
Z Class	—	—	128,197	—	—
Total expenses	27,085,025	1,966,162	1,445,935	352,442	222,614

Deduct:
Expense waiver of fees and reimbursement of expenses (Notes 2 and 4)	—	(110,249)	(443,711)	(203,559)	(109,222)
Net expenses	27,085,025	1,855,913	1,002,224	148,883	113,392
Net investment income (loss)	$14,101,177	$(788,806)	$862,200	$97,391	$110,206

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Operations – Continued Year Ended March 31, 2020

	Emerging Markets Fund (Consolidated)	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund (1)
Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized gain (loss) on transactions from:
Investments in unaffiliated issuers	$(29,291,624)	$22,416,211	$689,418	$486,960	$188,571
Foreign currency transactions	(1,634,990)	—	(4,663)	328	—
Foreign capital gains tax	(336,105)	—	—	—	—
Total net realized gain (loss)	(31,262,719)	22,416,211	684,755	487,288	188,571
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(422,018,263)	(42,689,806)	(7,530,307)	(2,283,875)	(4,860,542)
Foreign currency translations	(132,915)	—	128	794	—
Total net change in unrealized deprecation	(422,151,178)	(42,689,806)	(7,530,179)	(2,283,081)	(4,860,542)
Net realized and unrealized loss on investments and foreign currency	(453,413,897)	(20,273,595)	(6,845,424)	(1,795,793)	(4,671,971)
Change in net assets resulting from operations	$(439,312,720)	$(21,062,401)	$(5,983,224)	$(1,698,402)	$(4,561,765)

(1)	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.

(2)	Net of foreign taxes withheld of $3,225,270, $0, $231,766, $16,362, and $0, respectively.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Emerging Markets Fund (Consolidated)
	Year Ended March 31, 2020	Period Ended March 31, 2019(1)	Year Ended September 30, 2018
Change in net assets resulting from:
Operations:
Net investment income (loss)	$14,101,177	$(5,864,834)	$5,455,752
Net realized gain (loss) on investments	(31,262,719)	(39,218,581)	83,315,080
Net change in unrealized appreciation (depreciation) on investments	(422,151,178)	137,626,570	(322,916,277)
Change in net assets resulting from operations	(439,312,720)	92,543,155	(234,145,445)

Distributions to Shareholders:
Investor Class	—	(83,899)	(13,040,637)
Institutional Class	(8,485,753)	(3,996,962)	(95,400,995)
Change in net assets resulting from distributions to shareholders	(8,485,753)	(4,080,861)	(108,441,632)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	5,912,724	19,465,373	128,095,426
Institutional Class	944,738,863	305,491,412	587,706,214
Net proceeds from sale of shares	950,651,587	324,956,785	715,801,640
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	—	77,416	12,052,486
Institutional Class	5,867,692	2,814,227	73,274,859
Net proceeds from shares issued	5,867,692	2,891,643	85,327,345
Cost of shares redeemed:
Investor Class	(58,020,649)	(57,760,927)	(150,120,661)
Institutional Class	(715,561,045)	(292,275,200)	(249,564,517)
Net cost of shares redeemed	(773,581,694)	(350,036,127)	(399,685,178)
Redemption fees	—	—	22,515
Change in net assets resulting from capital stock transactions	182,937,585	(22,187,699)	401,466,322
Change in net assets	(264,860,888)	66,274,595	58,879,245

Net Assets:
Beginning of period	1,687,886,295	1,621,611,700	1,562,732,455
End of period	$1,423,025,407	$1,687,886,295	$1,621,611,700

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Emerging Markets Fund (Consolidated)
	Year Ended March 31, 2020	Period Ended March 31, 2019(1)	Year Ended September 30, 2018
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	130,178	476,111	2,477,694
Institutional Class	21,412,978	7,347,833	11,891,412
Net sale of shares	21,543,156	7,823,944	14,369,106
Shares issued to shareholder in payment of distributions declared:
Investor Class	—	1,999	235,175
Institutional Class	120,685	72,457	1,424,968
Net shares issued	120,685	74,456	1,660,143
Shares redeemed:
Investor Class	(1,338,090)	(1,422,969)	(3,086,893)
Institutional Class	(18,015,403)	(7,202,744)	(5,008,420)
Net shares redeemed	(19,353,493)	(8,625,713)	(8,095,313)
Net change resulting from fund share transactions in shares	2,310,348	(727,313)	7,933,936

(1)

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
Change in net assets resulting from:
Operations:
Net investment income (loss)	$(788,806)	$(1,119,714)	$862,200	$1,087,087
Net realized gain (loss) on investments	22,416,211	38,331,849	684,755	(876,308)
Net change in unrealized appreciation (depreciation) on investments	(42,689,806)	(38,398,839)	(7,530,179)	2,058,233
Change in net assets resulting from operations	(21,062,401)	(1,186,704)	(5,983,224)	2,269,012

Distributions to Shareholders:
Investor Class	(1,430)	(1,961)	(967)	(918)
Institutional Class	(18,295,748)	(42,063,641)	(765,829)	(423,744)
Z Class	—	—	(714,022)	(706,486)
Change in net assets resulting from distributions to shareholders	(18,297,178)	(42,065,602)	(1,480,818)	(1,131,148)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	1,893	—	291,868	35,100
Institutional Class	19,222,546	44,972,576	42,426,696	45,714,313
Z Class	—	—	—	12,000,000
Net proceeds from sale of shares	19,224,439	44,972,576	42,718,564	57,749,413
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	1,430	1,961	967	918
Institutional Class	17,277,175	38,912,871	755,203	421,720
Z Class	—	—	714,022	706,486
Net proceeds from shares issued	17,278,605	38,914,832	1,470,192	1,129,124
Cost of shares redeemed:
Investor Class	—	—	(15,923)	—
Institutional Class	(79,135,182)	(126,913,510)	(3,749,693)	(6,649,861)
Z Class	—	—	(10,000,000)	(30,000,000)
Net cost of shares redeemed	(79,135,182)	(126,913,510)	(13,765,616)	(36,649,861)
Change in net assets resulting from capital stock transactions	(42,632,138)	(43,026,102)	30,423,140	22,228,676
Change in net assets	(81,991,717)	(86,278,408)	22,959,098	23,366,540

Net Assets:
Beginning of period	190,358,387	276,636,795	102,312,778	78,946,238
End of period	$108,366,670	$190,358,387	$125,271,876	$102,312,778

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	111	—	25,026	3,327
Institutional Class	1,145,691	2,418,731	3,978,842	4,527,822
Z Class	—	—	—	1,167,699
Net sale of shares	1,145,802	2,418,731	4,003,868	5,698,848
Shares issued to shareholder in payment of distributions declared:
Investor Class	86	147	81	101
Institutional Class	1,035,802	2,908,286	62,986	46,445
Z Class	—	—	59,353	77,636
Net shares issued	1,035,888	2,908,433	122,420	124,182
Shares redeemed:
Investor Class	—	—	(1,419)	—
Institutional Class	(5,039,871)	(7,032,145)	(335,507)	(695,168)
Z Class	—	—	(922,512)	(3,083,248)
Net shares redeemed	(5,039,871)	(7,032,145)	(1,259,438)	(3,778,416)
Net change resulting from fund share transactions in shares	(2,858,181)	(1,704,981)	2,866,850	2,044,614

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Period Ended March 31, 2020(1)
Change in net assets resulting from:
Operations:
Net investment income (loss)	$97,391	$113,506	$110,206
Net realized gain (loss) on investments	487,288	(104,016)	188,571
Net change in unrealized appreciation (depreciation) on investments	(2,283,081)	1,102,164	(4,860,542)
Change in net assets resulting from operations	(1,698,402)	1,111,654	(4,561,765)

Distributions to Shareholders:
Investor Class	(13,355)	(937)	(28)
Institutional Class	(628,109)	(123,624)	(93,424)
Change in net assets resulting from distributions to shareholders	(641,464)	(124,561)	(93,452)

Capital stock transactions:
Proceeds from sale of shares:
Investor Class	229,050	107,004	10,000
Institutional Class	8,463,003	2,483,935	50,483,015	(2)(3)
Net proceeds from sale of shares	8,692,053	2,590,939	50,493,015
Net asset value of shares issued to shareholders in payment of distributions declared:
Investor Class	13,355	937	29
Institutional Class	399,105	87,541	87,003
Net proceeds from shares issued	412,460	88,478	87,032
Cost of shares redeemed:
Investor Class	(6,035)	(31,425)	—
Institutional Class	(3,427,749)	(2,532,346)	(2,616,930)
Net cost of shares redeemed	(3,433,784)	(2,563,771)	(2,616,930)
Change in net assets resulting from capital stock transactions	5,670,729	115,646	47,963,117
Change in net assets	3,330,863	1,102,739	43,307,900

Net Assets:
Beginning of period	12,621,943	11,519,204	—
End of period	$15,952,806	$12,621,943	$43,307,900

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Statements of Changes in Net Assets – Continued

	Global Equity Fund		U.S. Equity Long-Term Quality Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Period Ended March 31, 2020(1)
Capital Stock Transactions in Shares:
Sale of shares:
Investor Class	17,372	8,893	1,000
Institutional Class	619,173	211,480	4,929,833
Net sale of shares	636,545	220,373	4,930,833
Shares issued to shareholder in payment of distributions declared:
Investor Class	947	88	3
Institutional Class	28,245	8,235	7,946
Net shares issued	29,192	8,323	7,949
Shares redeemed:
Investor Class	(434)	(2,642)	—
Institutional Class	(287,408)	(227,991)	(273,078)
Net shares redeemed	(287,842)	(230,633)	(273,078)
Net change resulting from fund share transactions in shares	377,895	(1,937)	4,665,704

(1)	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.

(2)

Includes $16,010,128 of paid-in-capital received from an in-kind subscription of an equity fund as of the close of business on September 30, 2019. The total value received of $16,010,128 from this non-taxable event represented $15,983,684 in securities cost, $0 in net unrealized appreciation, and $26,444 in cash in exchange for 1,601,013 shares of the Institutional Class.

(3)

Includes $6,900,957 of paid-in-capital received from an in-kind subscription of an equity fund as of the close of business on November 1, 2019. The total value received of $6,900,957 from this non-taxable event represented $6,893,756 in securities cost, $0 in net unrealized appreciation, and $7,201 in cash in exchange for 664,832 shares of the Institutional Class.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
Emerging Markets Fund (Consolidated)
2020[8]	$45.70	$0.21	$(9.61)	$(9.40)	$—	$—	$—	$36.30
2019[5]	$43.02	$(0.30)	$3.01	$2.71	$—	$(0.03)	$(0.03)	$45.70
2018[6]	$52.68	$(0.05)	$(6.09)[7]	$(6.14)	$(0.09)	$(3.43)	$(3.52)	$43.02
2017[6,8]	$41.67	$(0.05)	$11.13	$11.08	$(0.07)	$—	$(0.07)	$52.68
2016[6,8]	$35.38	$0.04	$6.26	$6.30	$(0.01)	$—	$(0.01)	$41.67
2015[6,8]	$35.90	$0.09	$(3.48)	$(3.39)	$(0.13)	$—	$(0.13)	$35.38
Small/Mid-Cap Growth Fund
2020[8]	$16.71	$(0.12)	$(2.00)	$(2.12)	$—	$(1.91)	$(1.91)	$12.68
2019	$21.20	$(0.11)	$(0.38)	$(0.49)	$—	$(4.00)	$(4.00)	$16.71
2018[9]	$20.39	$(0.01)	$0.82	$0.81	$—	$—	$—	$21.20
International Equity Fund
2020[8]	$10.48	$0.05	$(0.50)	$(0.45)	$(0.08)	$(0.03)	$(0.11)	$9.92
2019[8]	$10.24	$0.08	$0.26	$0.34	$(0.08)	$(0.02)	$(0.10)	$10.48
2018[10]	$10.00	$0.02	$0.22	$0.24	$—	$—	$—	$10.24
Global Equity Fund
2020[8]	$12.73	$0.05	$(0.63)	$(0.58)	$(0.11)	$(0.41)	$(0.52)	$11.63
2019	$11.60	$0.04	$1.19	$1.23	$(0.07)	$(0.03)	$(0.10)	$12.73
2018[11]	$10.00	$0.09	$1.52	$1.61	$(0.01)	$—	$(0.01)	$11.60
U.S. Equity Long-Term Quality Fund
2020[8,13]	$10.00	$0.03	$(0.72)	$(0.69)	$(0.03)	$(0.00)[12]	$(0.03)	$9.28

[1]	Based on net asset value as of end of period.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[6]	Reflects operations for the fiscal year from October 1st through September 30th.
[7]	Ratio includes redemptions fees, which represents less than $0.01 per share.
[8]	Per share calculations are based on average shares outstanding throughout the period.
[9]	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.
[10]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[11]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[12]	Less than $0.01 per share.
[13]	Reflects operations from the period September 30, 2019 (inception date) to March 31, 2020.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Investor Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31,	Total return[1,2]	Gross Expenses[3]	Net Expenses [3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
Emerging Markets Fund (Consolidated)
2020[8]	(20.57)%	1.58%	1.58%	0.45%	$29,457	47%
2019[5]	6.32%	1.60%	1.60%	(1.04)%	$92,289	17%
2018[6]	(12.71)%	1.61%	1.61%	(0.02)%	$127,525	48%
2017[6,8]	26.66%	1.61%	1.61%	(0.12)%	$175,875	24%
2016[6,8]	17.81%	1.62%	1.61%	0.11%	$112,388	15%
2015[6,8]	(8.74)%	1.65%	1.61%	0.21%	$684,182	34%
Small/Mid-Cap Growth Fund
2020[8]	(15.36)%	1.36%	1.30%	(0.70)%	$11	38%
2019	2.44%	1.36%	1.30%	(0.73)%	$11	50%
2018[9]	3.97%	1.45%	1.30%	(0.53)%	$10	34%
International Equity Fund
2020[8]	(4.48)%	1.56%	1.25%	0.44%	$324	8%
2019[8]	3.51%	1.73%	1.25%	0.83%	$94	38%
2018[10]	2.40%	1.88%	1.25%	0.39%	$57	38%
Global Equity Fund
2020[8]	(5.26)%	2.39%	1.15%	0.35%	$340	45%
2019	10.75%	3.59%	1.15%	0.72%	$144	28%
2018[11]	16.12%	8.42%	1.15%	0.86%	$58	51%
U.S. Equity Long-Term Quality Fund
2020[8,13]	(6.96)%	1.73%	1.00%	0.48%	$9	6%

[1]	Based on net asset value as of end of period.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[6]	Reflects operations for the fiscal year from October 1st through September 30th.
[7]	Ratio includes redemptions fees, which represents less than $0.01 per share.
[8]	Per share calculations are based on average shares outstanding throughout the period.
[9]	Reflects operations for the period from February 12, 2018 (inception date) to March 31, 2018.
[10]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[11]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[12]	Less than $0.01 per share.
[13]	Reflects operations from the period September 30, 2019 (inception date) to March 31, 2020.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
Emerging Markets Fund (Consolidated)
2020[7]	$45.87	$0.32	$(9.62)	$(9.30)	$(0.19)	$—	$(0.19)	$36.38
2019[5]	$43.22	$(0.15)	$2.92	$2.77	$(0.09)	$(0.03)	$(0.12)	$45.87
2018[6,7]	$52.81	$0.20	$(6.22)	$(6.02)	$(0.14)	$(3.43)	$(3.57)	$43.22
2017[6,7]	$41.71	$0.06	$11.14	$11.20	$(0.10)	$—	$(0.10)	$52.81
2016[7,8]	$38.33	$0.10	$3.28	$3.38	$—	$—	$—	$41.71
Small/Mid-Cap Growth Fund
2020[7]	$16.79	$(0.08)	$(2.02)	$(2.10)	$—	$(1.91)	$(1.91)	$12.78
2019	$21.21	$(0.10)	$(0.32)	$(0.42)	$—	$(4.00)	$(4.00)	$16.79
2018[9]	$17.75	$(0.10)	$3.56	$3.46	$—	$—	$—	$21.21
2017[10]	$15.37	$(0.08)	$2.50	$2.42	$—	$(0.04)	$(0.04)	$17.75
2016[10]	$17.43	$(0.06)	$(1.92)	$(1.98)	$—	$(0.08)	$(0.08)	$15.37
2015[10]	$15.20	$(0.04)	$2.27	$2.23	$—	$—	$—	$17.43
International Equity Fund
2020[7]	$10.48	$0.08	$(0.50)	$(0.42)	$(0.11)	$(0.03)	$(0.14)	$9.92
2019[7]	$10.25	$0.12	$0.24	$0.36	$(0.10)	$(0.03)	$(0.13)	$10.48
2018[11]	$10.00	$0.05	$0.20	$0.25	$—	$—	$—	$10.25
Global Equity Fund
2020[7]	$12.74	$0.08	$(0.62)	$(0.54)	$(0.13)	$(0.41)	$(0.54)	$11.66
2019	$11.60	$0.11	$1.15	$1.26	$(0.09)	$(0.03)	$(0.12)	$12.74
2018[12]	$10.00	$0.08	$1.55	$1.63	$(0.03)	$—	$(0.03)	$11.60
U.S. Equity Long-Term Quality Fund
20207,[14]	$10.00	$0.04	$(0.73)	$(0.69)	$(0.03)	$(0.00)[13]	$(0.03)	$9.28

[1]	Based on net asset value as of end of period.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[6]	Reflects operations for the fiscal year from October 1st through September 30th.
[7]	Per share calculations are based on average shares outstanding throughout the period.
[8]	Reflects the period from June 1, 2016 (inception date) to September 30, 2016.
[9]	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.
[10]	Reflects operations for the fiscal year from June 1st through May 31st.
[11]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[12]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[13]	Less than $0.01 per share.
[14]	Reflects operations from the period September 30, 2019 (inception date) to March 31, 2020.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Institutional Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31,	Total return[1,2]	Gross Expenses[3]	Net Expenses [3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
Emerging Markets Fund (Consolidated)
2020[7]	(20.38)%	1.33%	1.33%	0.70%	$1,393,568	47%
2019[5]	6.46%	1.35%	1.35%	(0.75)%	$1,595,597	17%
2018[6,7]	(12.46)%	1.31%	1.31%	0.36%	$1,494,087	48%
2017[6,7]	26.95%	1.36%	1.36%	0.14%	$1,386,857	24%
2016[7,8]	8.82%	1.37%	1.37%	0.74%	$880,876	15%
Small/Mid-Cap Growth Fund
2020[7]	(15.16)%	1.11%	1.05%	(0.45)%	$108,356	38%
2019	2.81%	1.11%	1.05%	(0.49)%	$190,348	50%
2018[9]	19.49%	1.20%	1.05%	(0.49)%	$276,627	34%
2017[10]	15.80%	1.19%	1.05%	(0.48)%	$292,697	55%
2016[10]	(11.34)%	1.21%	1.05%	(0.42)%	$258,951	35%
2015[10]	14.67%	1.26%	1.05%	(0.48)%	$240,745	58%
International Equity Fund
2020[7]	(4.23)%	1.31%	1.00%	0.69%	$79,543	8%
2019[7]	3.72%	1.48%	1.00%	1.21%	$45,193	38%
2018[11]	2.50%	1.63%	1.00%	2.67%	$4,424	38%
Global Equity Fund
2020[7]	(4.97)%	2.14%	0.90%	0.60%	$15,613	45%
2019	11.07%	3.34%	0.90%	0.96%	$12,478	28%
2018[12]	16.30%	8.17%	0.90%	1.04%	$11,461	51%
U.S. Equity Long-Term Quality Fund
20207,[14]	(6.91)%	1.48%	0.75%	0.73%	$43,299	6%

[1]	Based on net asset value as of end of period.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]

Reflects operations for the period from October 1, 2018 to March 31, 2019. On November 28, 2018 the Board of Trustees approved the change of the Fund’s fiscal year end from September 30th to March 31st.

[6]	Reflects operations for the fiscal year from October 1st through September 30th.
[7]	Per share calculations are based on average shares outstanding throughout the period.
[8]	Reflects the period from June 1, 2016 (inception date) to September 30, 2016.
[9]	Reflects operations for the period from June 1, 2017 to March 31, 2018. Effective as of the close of business on February 27, 2018 the fiscal year end was changed from May 31st to March 31st.
[10]	Reflects operations for the fiscal year from June 1st through May 31st.
[11]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.
[12]	Reflects operations for the period from April 28, 2017 (inception date) to March 31, 2018.
[13]	Less than $0.01 per share.
[14]	Reflects operations from the period September 30, 2019 (inception date) to March 31, 2020.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class

For a Share Outstanding Throughout the Period

Period Ended March 31,	Net asset value, beginning of period	Net investment income (loss) value	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Net asset value, end of period
International Equity Fund
2020[5]	$10.52	$0.10	$(0.51)	$(0.41)	$(0.12)	$(0.03)	$(0.15)	$9.96
2019[5]	$10.26	$0.13	$0.26	$0.39	$(0.10)	$(0.03)	$(0.13)	$10.52
2018[6]	$10.00	$0.04	$0.22	$0.26	$—	$—	$—	$10.26

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Financial Highlights – Z Class – Continued

For a Share Outstanding Throughout the Period

Period Ended March 31,	Total return[1,2]	Gross Expenses[3]	Net Expenses [3,4]	Net investment income (loss)[3,4]	Net assets, end of period (000 omitted)	Portfolio turnover rate[2]
International Equity Fund
2020[5]	(4.07)%	1.31%	0.80%	0.89%	$45,405	8%
2019[5]	4.02%	1.48%	0.80%	1.23%	$57,026	38%
2018[6]	2.60%	1.63%	0.80%	0.88%	$74,465	38%

[1]	Based on net asset value as of end of period date.
[2]	Not annualized for periods less than one year.
[3]	Annualized, with the exception of non-recurring organizational costs.
[4]	The contractual and voluntary expense waivers pursuant to Note 4 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
[5]	Per share calculations are based on average shares outstanding throughout the period.
[6]	Reflects operations for the period from September 29, 2017 (inception date) to March 31, 2018.

See accompanying Notes to the Financial Statements.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

1. Organization

The Fiera Capital Series Trust (the “Trust”) was organized on December 8, 2016, as a statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of the close of business on March 31, 2020, the Trust consisted of five series: Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund”), Fiera Capital Small/Mid-Cap Growth Fund (the “Small/Mid-Cap Growth Fund”), Fiera Capital International Equity Fund (the “International Equity Fund”), Fiera Capital Global Equity Fund (the “Global Equity Fund”), and Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Long-Term Quality Fund”) (each a “Fund” and collectively the “Funds”). Inception dates displayed throughout this report represent the beginning performance measurement date by which the original NAV (“Net Asset Value”) was used for subscription placement. The funds’/class’ commencement of investment operations date began on the business day following the inception date.

Emerging Markets Fund – The investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of emerging market equities. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks and warrants) of companies operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if: (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) its securities are included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if: (x) it has been determined by an international organization, such as the World Bank, to have a low to middle income economy; (y) it is not included in the MSCI World Index, which measures the equity market performance of developed markets; or (z) it is represented in the MSCI Emerging Markets Index. The Fund may invest in issuers with market capitalizations of any size. The Fund’s inception date was December 14, 2011.

Small/Mid-Cap Growth Fund – The investment objective of the Small/Mid-Cap Growth Fund is to achieve long-term capital growth. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of companies believed to be small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which the Adviser expects to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund’s inception date was June 29, 2012.

International Equity Fund – The investment objective of the International Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of international equities. Under normal market conditions, the International Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of companies located in at least three countries other than the U.S, including emerging market countries. For these purposes, a company is considered located in a country outside the United States if: (i) the company’s securities are principally traded on such country’s exchange or (ii) the company’s securities are included in the MSCI World Ex-US Index. In addition, the Fund considers countries represented in the MSCI Emerging Markets Index to be emerging market countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 29, 2017.

Global Equity Fund – The investment objective of the Global Equity Fund is to achieve capital appreciation. The Fund seeks to achieve its investment objective by investing in a portfolio of global equities. Under normal market conditions, the Global Equity Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Under normal market conditions, the Fund generally invests at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., companies that have their securities traded on non-U.S. exchanges or that have securities that trade in the form of depositary receipts, or companies that have formed under the laws of non-U.S. countries. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was April 28, 2017.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

U.S. Equity Long-Term Quality Fund – The investment objective of the U.S. Equity Long-Term Quality Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing substantially in a portfolio of U.S. equities. The Fund seeks to invest in what the Fund believes are quality companies, i.e., companies that the Fund considers to have, among other things, an ability to generate an elevated level of return on invested capital significantly above the cost of capital. Under normal market conditions, the U.S. Equity Long-Term Quality Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purpose) in equity securities located in the United States. For these purposes, a company is considered located in the United States if: (i) the company’s securities are principally traded on a U.S. securities exchange or (ii) the company is organized in the United States. Equity securities include common stock, preferred stock, convertible debt securities and depositary receipts. The Fund may invest in issuers with market capitalizations of any size, though it generally expects to focus on issues with market capitalization in excess of $1 billion. The Fund’s inception date was September 30, 2019.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Funds. The Board of Trustees of the Trust (the “Board”) has the overall responsibility for monitoring the operations of the Trust and the Funds, including the Adviser.

Basis for Consolidation

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, and the Consolidated Financial Highlights of the Emerging Markets Fund include (or previously included) the accounts of a wholly owned subsidiary, Rochdale Emerging Markets (Mauritius), located in the Republic of Mauritius. All inter-company accounts and transactions have been eliminated in consolidations.

2. Significant Accounting Policies

The Funds are investment companies; as such, these financial statements have applied the guidance set forth in the Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies. The policies are in conformity with the United States Generally Accepted Accounting Principles (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Expenses – Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Funds’ respective Expense Limitation Agreements (See Note 4).

Investment Valuation – Each Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. New York time adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of each Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. The Funds do not separately isolate the foreign currency translation for investments, and as such, any impact of foreign exchange is recorded through net realized and unrealized gain (loss) on investments and foreign currency.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the security must be valued at fair value (the amount which a Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Board (“Fair Value Pricing”). The Board has delegated to its Valuation Committee all Fair Value

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

Pricing determinations, subject to Board approval or ratification of appropriate fair value pricing methodologies, and has delegated to the Funds’ Adviser the responsibility for reviewing market prices and recommending to the Valuation Committee proposed Fair Value Pricing determinations.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above which, with respect to these securities, may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short), or the bid, ask, or price of any other type of security, does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. New York time (or 4:00 p.m. London time for the Emerging Markets Fund). Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined, prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before each Fund calculates its net asset value per share but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Funds or their liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate fair value.

GAAP defines fair value by establishing a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active).

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Funds’ investments, used to value the Funds’ assets and liabilities as of March 31, 2020:

	Emerging Markets Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$9,128,076	$—	$—	$9,128,076
China	107,774,970	406,457,638	—	514,232,608
Hong Kong	—	169,250,457	—	169,250,457
India	60,734,889	124,189,246	—	184,924,135
Indonesia	—	52,032,495	—	52,032,495
Malaysia	—	15,643,471	—	15,643,471
Philippines	—	91,807,717	—	91,807,717
South Africa	19,409,959	—	—	19,409,959
South Korea	—	131,112,707	—	131,112,707
Taiwan	—	74,542,581	—	74,542,581
Thailand	—	26,087,073	—	26,087,073
Vietnam	—	10,943,235	—	10,943,235
Short-Term Investments	106,228,347	—	—	106,228,347
Total	$303,276,241	$1,102,066,620	$—	$1,405,342,861

	Small/Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$105,531,955	$—	$—	$105,531,955
Total	$105,531,955	$—	$—	$105,531,955

	International Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,850,383	$—	$2,850,383
Canada	3,393,751	—	—	3,393,751
Denmark	—	7,421,760	—	7,421,760
France	—	12,034,917	—	12,034,917
Germany	—	5,385,956	—	5,385,956
India	2,435,403	—	—	2,435,403
Japan	—	14,848,011	—	14,848,011
Netherlands	—	5,018,104	—	5,018,104
Sweden	—	2,135,478	—	2,135,478
Switzerland	—	23,465,782	—	23,465,782
Taiwan	5,016,277	—	—	5,016,277
United Kingdom	—	26,059,371	—	26,059,371
United States	4,776,780	—	—	4,776,780
Preferred Stocks
Germany	—	1,283,181	—	1,283,181
Total	$15,622,211	$100,502,943	$—	$116,125,154

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

	Global Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$323,842	$—	$323,842
India	315,218	—	—	315,218
Japan	—	1,095,389	—	1,095,389
Netherlands	—	488,711	—	488,711
Switzerland	—	2,221,706	—	2,221,706
Taiwan	552,070	—	—	552,070
United Kingdom	—	1,406,651	—	1,406,651
United States	9,324,016	—	—	9,324,016
Total	$10,191,304	$5,536,299	$—	$15,727,603

	U.S Equity Long-Term Quality Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$41,911,810	$—	$—	$41,911,810
Total	$41,911,810	$—	$—	$41,911,810

*	All sub-categories represent an entire Level 1 evaluation status.

As of March 31, 2020, the Funds did not hold any Level 3 securities.

Investment Transactions and Investment Income – Investment transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date. Income is allocated daily to each class of Shares based on the value of total Shares outstanding of each class.

Distributions to shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment of net operating loss, wash sales, foreign currency gains and losses, non-deductible offering costs and capital loss carryforwards. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of Shares based on the value of total Shares outstanding of each class without distinction between Share classes. Expenses attributable to a particular class of Shares, such as distribution fees, are allocated directly to that class.

Federal Income Taxes – Each Fund intends to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Funds have no uncertain tax positions. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Management has evaluated all tax positions taken or expected to be taken by the Funds to determine whether each tax position is more likely than not (i.e. greater than 50%) to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions that do not meet the more likely than not threshold will result in the Fund recording an unrecognized tax benefit. If the Funds were to incur an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. No interest expense or penalties have been recognized for the period ended March 31, 2020. Management of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

will significantly change in the next twelve months. Management has determined that the Funds have not taken any tax positions which do not meet the more likely than not threshold and as such, no liabilities related to uncertain tax positions have been reflected in the Funds’ financial statements.

The Funds’ U.S. Federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. For Small/Mid-Cap Growth, International Equity and Global Equity Funds, 2018 – 2020 fiscal years are open to examination as of March 31, 2020. For Emerging Markets Fund, fiscal years September 30, 2016 – September 30, 2018, as well as fiscal years 2019 - 2020 are open to examination as of March 31, 2020. For U.S. Equity Long-Term Quality Fund, fiscal year 2020 is open to examination as of March 31, 2020.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Board of Trustees of the Trust have approved, and each Fund has adopted a distribution plan which allows the Funds to pay distribution fees for the sale and distribution of Investor Class shares of each Fund. Shareholders holding Investor Class shares will pay distribution fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class Shares. For the fiscal year ended March 31, 2020, distribution fees amounted to $157,518, $32, $387, $686, and $13 for the Investor Class Shares of the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund respectively. Institutional and Z Class shares do not pay distribution fees.

Shareholder Servicing Fees – The Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund have certain arrangements in place to compensate financial intermediaries, including the Adviser or its affiliates, that hold Fund shares through networked and omnibus accounts, for services that they provide to Fund shareholders (Shareholder Services). Shareholder Services and related fees vary by financial intermediary and according to distribution channel, and may include sub-accounting, sub-transfer agency, participant recordkeeping, shareholder or participant reporting, shareholder or participant transaction processing, maintenance of shareholder records, preparation of account statements and provision of customer service, and are not intended to include services that are primarily intended to result in the sale of Fund shares. Payments for Shareholder Services generally are not expected to exceed 0.25% of the average aggregate value of the respective Fund’s shares. For the year or period ended March 31, 2020, shareholder servicing fees amounted to $157,518 and $387 for the Investor Class Shares of the Emerging Markets Fund and International Equity Fund, respectively, $4,904,291 and $147,515 for the Institutional Class Shares of the Emerging Markets Fund and International Equity Fund, respectively, and $128,197 for the Z Class Shares of the International Equity Fund. The Small/Mid-Cap Growth Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund do not currently pay shareholder servicing fees.

Effective on July 29, 2019, the Adviser voluntarily agreed to waive a portion of the Shareholder Servicing Fee for each class of the International Equity Fund so that the Shareholder Servicing Fee does not exceed 0.20% of each class. This voluntary waiver is implemented as part of (and not in addition to) the Adviser’s application of the Expense Limitation and is not subject to recoupment. The amount of the voluntary waivers as of March 31, 2020 of Shareholder Servicing Fees were $61, $21,439, and $119,908 in the Investor, Institutional, and Z classes of shares, respectively.

Foreign Securities Risk – Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. To the extent that each Fund concentrates its investment exposure to any one or a few specific countries, the Funds will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

COVID-19 Risk – Management is currently evaluating the recent introduction of the COVID-19 virus and its negative future effect on the financial services industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the fair value of the Funds’ and the Adviser’s investments and results of operations, the specific impact is not readily determinable as of the date of these financial statements.

Emerging Market Securities Risk – Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Investments in Mauritius Subsidiary – To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly-owned collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is managed by Fiera Capital Inc. The Mauritius Subsidiary was formed to allow the Fund’s investments in Indian companies to benefit from a favorable tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.

3. Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser, pursuant to which the Adviser is responsible for developing, implementing and supervising the Funds’ investment programs and providing day-to-day management services to the Funds. The Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund pay the Adviser a monthly fee in arrears that accrues daily at an annual rate of 1.00%, 0.90%, 0.80%, 0.80%, and 0.55% of the average daily net assets of each Fund, respectively. Effective February 12, 2020, the Small/Mid-Cap Growth’s advisory fee was decreased from 0.95% to 0.90%. For the fiscal period ended March 31, 2020, the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality incurred $20,247,235, $1,679,131, $883,516, $131,731, and $82,147 in investment advisory fees, respectively.

The Adviser is under common control with Fiera Capital Corporation, which also manages other vehicles and accounts in accordance with an investment strategy that may be substantially similar to that of the Funds. From time to time the Adviser may engage its investment advisory affiliates around the world, including Fiera Capital Corporation (“Participating Affiliates”) to provide a variety of services such as, investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Adviser, including the Funds. This Participating Affiliate provides services to the Adviser pursuant to personnel-sharing or similar inter-company arrangements.

Certain Officers and Trustees of the Trust are also Officers of the Adviser.

4. Expense Limitation Agreement

The Adviser and the Funds have entered into expense limitation and reimbursement agreements (each an “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Funds (including organization and offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses of each Fund and any other expenses, the exclusion of which is specifically set forth in each Fund’s prospectus and which may from time to time, be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Funds from exceeding the amounts for the periods set forth below.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

In consideration of the Adviser’s agreement to limit each Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause a Fund’s ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect for each Fund through the date specified below, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of the Prospectus filed with the Securities and Exchange Commission (the “SEC”).

	Expense Limitation Agreement
Fund	Investor Class	Institutional Class	Z Class	Expense Limitation Agreement Expiration Date
Emerging Markets Fund	1.62%	1.37%	—	October 31, 2020
Small/Mid-Cap Growth Fund	1.30%	1.05%	—	October 1, 2020
International Equity Fund	1.25%	1.00%	0.80%	October 31, 2020
Global Equity Fund	1.15%	0.90%	—	October 31, 2020
U.S. Equity Long-Term Quality Fund	1.00%	0.75%	—	October 31, 2020

For the year or period ended March 31, 2020, expenses in the amounts of $110,249, $302,303, $203,559, and $109,222 were contractually reimbursed to the Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund, and U.S. Equity Long-Term Quality Fund respectively. The Emerging Markets Fund’s expenses did not exceed the contractual expense limit and there are no expenses subject to recoupment within the limitations noted above.

As of March 31, 2020, the Adviser may seek recoupment for previously waived or reimbursed investment advisory fee reductions, subject to the limitations noted above, no later than the dates and amounts as outlined below:

Fund	Date of Expiration May 31, 2020	Date of Expiration March 31, 2021	Date of Expiration March 31, 2022	Date of Expiration March 31, 2023
Small/Mid-Cap Growth Fund	$394,216	$369,616	$128,193	$110,249
International Equity Fund	—	313,833	563,815	302,303
Global Equity Fund	—	579,303	288,092	203,559
U.S. Equity Long-Term Quality Fund	—	—	—	109,222

5. Offering Costs

The Funds bear all expenses incurred in their respective business and operations. Costs incurred in connection with the initial offering of the U.S. Equity Long-Term Quality Fund were deferred and are being amortized on a straight-line basis over the first twelve months of the Fund’s operations, which began on the inception date of September 30, 2019. Total offering costs were $75,340, of which $35,418 were expensed in the fiscal year ended March 31, 2020.

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

6. Investment Transactions

Purchases and sales of securities by each Fund, excluding short-term investments and in-kind contributions, for the periods ended March 31, 2020 were as follows:

Fund	Purchases	Sales
Emerging Markets Fund	$1,024,408,549	$847,480,147
Small/Mid-Cap Growth Fund	64,772,295	126,694,987
International Equity Fund	31,235,733	9,093,139
Global Equity Fund	12,187,045	7,210,036
U.S. Equity Long-Term Quality Fund	25,415,331	1,708,990

7. Federal Income Tax Information

As of March 31, 2020 the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund had $317,882, $219,569, $0, $0 and $0, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year ordinary losses incurred after December 31, and within the taxable year, are deemed to arise on the first day of each Fund’s next taxable year.

Fiera Capital Global Equity Fund utilized $99,477 of its capital loss carryforwards during the year ended March 31, 2020.

At March 31, 2020, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	Emerging Markets Fund	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Cost of investments	$1,589,401,583	$109,646,979	$118,378,035	$16,291,050	$40,026,910
Gross unrealized appreciation	$171,171,499	$19,420,273	$10,544,221	$1,539,144	$5,572,689
Gross unrealized depreciation	(355,230,221)	(23,535,297)	(12,797,102)	(2,102,591)	(3,687,789)
Net unrealized appreciation on investments	$(184,058,722)	$(4,115,024)	$(2,252,881)	$(563,447)	$1,884,900

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax basis of the components of distributable net earnings (deficit) at March 31, 2020 were as follows:

	Emerging Markets Fund	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Undistributed Ordinary Income	$1,348,778	$—	$264,570	$35,139	$108,232
Undistributed Long-Term Capital Gains	—	6,950,423	148,718	15,357	374,333
Tax accumulated earnings	1,348,778	6,950,423	413,288	50,496	482,565
Accumulated Capital and Other Losses	(68,882,110)	(219,569)	—
Unrealized Depreciation	(184,058,722)	(4,115,024)	(2,252,881)	(563,447)	1,884,900
Foreign currency translations	(121,823)	—	(7,499)	373	—

Distributable net earnings	$(251,713,877)	$2,615,830	$(1,847,092)	$(512,578)	$2,367,465

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

The tax character of distributions paid during the fiscal year ended March 31, 2020 and March 31, 2019 for Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and for U.S. Equity Long-Term Quality Fund were as follows:

	Emerging Markets Fund		Small/Mid-Cap Growth Fund		International Equity Fund
	Year Ended March 31, 2020	Period Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
Ordinary Income	$8,485,753	$2,863,096	$—	$—	$1,135,594	$1,012,810
Long-Term Capital Gain	$—	$1,217,765	$18,297,178	$42,065,602	$345,224	$118,338

	Global Equity Fund		U.S. Equity Long-Term Quality Fund(1)
	Year Ended March 31, 2020	Year Ended March 31, 2019	Period Ended March 31, 2020
Ordinary Income	$153,758	$124,561	$89,353
Long-Term Capital Gain	$487,706	$—	$4,099

(1)	Reflects operations for the period from September 30, 2019 (inception date) to March 31, 2020.

As of March 31, 2020, the Funds had net capital loss carryovers as follows:

	Emerging Markets Fund	Small/Mid-Cap Growth Fund	International Equity Fund	Global Equity Fund	U.S. Equity Long-Term Quality Fund
Not subject to expiration:
Short Term	$52,646,288	$—	$—	$—	$—
Long Term	15,917,940	—	—	—	—
	$68,564,228	$—	$—	$—	$—

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. For the U.S. Equity Long-Term Quality Fund these reclassifications primarily related to in-kind transactions. These reclassifications have no effect on net assets or net asset value per share. For the year or period ended March 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings/(losses) as follows:

	Increase (Decrease)
	Paid in Capital	Total Distributable Earnings (Loss)
Emerging Markets Fund	$—	$—
Small/Mid-Cap Growth Fund	$1,392,318	$(1,392,318)
International Equity Fund	$—	$—
Global Equity Fund	$—	$—
U.S. Equity Long-Term Quality Fund	$(7,022,682)	$7,022,682

Fiera Capital Series Trust Notes to the Financial Statements March 31, 2020

8. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience of the Adviser, the Funds expect the risk of loss to be remote.

9. Officers and Trustees

Each Independent Trustee receives an annual retainer of $38,000 by the Trust (They are also reimbursed for travel-related expenses). In addition, the Audit Committee Chair is also paid an annual retainer of $5,000 by the Trust. No “interested persons” who serves as Trustee of the Funds received any compensation for their services as Trustee.

10. Subsequent Events

Effective April 1, 2020, the Adviser has contractually agreed to waive 0.10% of the Emerging Markets Fund’s Shareholder Servicing Fee through March 31, 2021.

At a meeting of the Board of Trustees, held on February 12, 2020, the Trust approved to increase, effective April 1, 2020, the annual retainer to be paid to each Independent Trustee from $38,000 to $48,000. The additional retainer to be paid to the Audit Committee Chair remains at $5,000. Independent Trustees are reimbursed for travel-related expenses. No “interested persons” who serve as Trustee of the Funds will receive any compensation for their services as Trustee.

Management of the Funds has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Fiera Capital Series Trust and Shareholders of Fiera Capital Emerging Markets Fund, Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fiera Capital Series Trust, comprising Fiera Capital Emerging Markets Fund, Fiera Capital Small/Mid-Cap Growth Fund, Fiera Capital International Equity Fund, Fiera Capital Global Equity Fund, and Fiera Capital U.S. Equity Long-Term Quality Fund, (collectively, the “Funds”), including the schedules of investments, as of March 31, 2020, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds listed above constituting Fiera Capital Series Trust as of March 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising the Fiera Capital Series Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Fiera Capital Emerging Markets Fund*	For the year ended March 31, 2020	For the year ended March 31, 2020 and for the period from October 1, 2018 through March 31, 2019 and for the year ended September 30, 2018	For the year ended March 31, 2020 and for the period from October 1, 2018 through March 31, 2019 and for the year ended September 30, 2018
Fiera Capital Small/Mid-Cap Growth Fund	For the year ended March 31, 2020	For the two years in the period ended March 31, 2020	For the two years in the period ended March 31, 2020 and the period from June 1, 2017 through March 31, 2018
Fiera Capital International Equity Fund	For the year ended March 31, 2020	For the two years in the period ended March 31, 2020	For the two years in the period ended March 31, 2020 and period from September 29, 2017 (inception date) through March 31, 2018
Fiera Capital Global Equity Fund	For the year ended March 31, 2020	For the two years in the period ended March 31, 2020	For the two years in the period ended March 31, 2020 and period from April 28, 2017 (inception date) through March 31, 2018
Fiera Capital U.S. Equity Long-Term Quality Fund	For the period from September 30, 2019 (inception date) to March 31, 2020	For the period from September 30, 2019 (inception date) to March 31, 2020	For the period from September 30, 2019 (inception date) to March 31, 2020

*	The financial statements and financial highlights identified in the first paragraph, including within the table above, have been consolidated.

The financial highlights for the three years in the period ended September 30, 2017 for the Fiera Capital Emerging Markets Fund and for the three years in the period ended May 31, 2017 for the Fiera Capital Small/Mid-Cap Fund were audited by other auditors whose reports, dated November 28, 2017 and July 27, 2017, respectively, expressed an unqualified opinion on those statements.

Fiera Capital Series Trust Report of the Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
May 28, 2020

We have served as the auditor of one or more Fiera Capital affiliated investment companies since 2015.

Fiera Capital Series Trust Expense Example March 31, 2020 (Unaudited)

For the period ended March 31, 2020

As a shareholder of the Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended March 31, 2020 (10/1/19 – 3/31/20).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Investor				Institutional
Fund	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/19 - 3/31/2020 (1)	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/19 - 3/31/2020 (1)
Emerging Markets Fund
Actual	$ 1,000.00	$ 812.40	1.58%	$ 7.16	$ 1,000.00	$ 813.40	1.33%	$ 6.03
Hypothetical (5% return before expenses)	1,000.00	1,017.10	1.58	7.97	1,000.00	1,018.40	1.33	6.71
Small/Mid-Cap Growth Fund
Actual	1,000.00	855.60	1.30	6.03	1,000.00	856.00	1.05	4.87
Hypothetical (5% return before expenses)	1,000.00	1,018.50	1.30	6.56	1,000.00	1,019.80	1.05	5.30
International Equity Fund
Actual	1,000.00	901.90	1.25	5.90	1,000.00	902.60	1.00	4.76
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.25	6.26	1,000.00	1,020.00	1.00	5.05
Global Equity Fund
Actual	1,000.00	896.70	1.15	5.45	1,000.00	898.10	0.90	4.27
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.15	5.81	1,000.00	1,010.25	0.90	4.55
U.S. Equity Long-Term Quality Fund
Actual	1,000.00	930.40	1.00	4.83	1,000.00	930.90	0.75	3.62
Hypothetical (5% return before expenses)	1,000.00	1,020.00	1.00	5.05	1,000.00	1,021.20	0.75	3.79

Fiera Capital Series Trust Expense Example – Continued March 31, 2020 (Unaudited)

	Z Class
Fund	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Annualized Expense Ratio (1)	Expenses Paid During Period 10/1/19 - 3/31/2020 (1)
International Equity Fund
Actual	$ 1,000.00	$ 903.40	0.80%	$ 3.81
Hypothetical (5% return before expenses)	1,000.00	1,021.00	0.80	4.04

(1)

Expenses are equal to the Funds’ annualized expense ratios for the period October 1, 2019 through March 31, 2020, multiplied by the average account value over the period and multiplied by 183/366 (to reflect the one-half year period).

Fiera Capital Series Trust Additional Information March 31, 2020 (Unaudited)

Trustees and Officers Information

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152.

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees
Gerald Hellerman, 82 Trustee	Indefinite/ Since Inception

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chair of the audit committee of MVC Capital, Inc., a director and member of the audit committee of The Swiss Helvetia Fund, Inc., a trustee and chair of the audit committee of High Income Securities Fund and as a director for The Mexico Equity and Income Fund, Inc. and for the Special Opportunities Fund, Inc. Mr. Hellerman currently serves as Trustee of Crossroads Liquidating Trust (formerly BDCA Venture, Inc.). Mr. Hellerman was previously a director of Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.)

			5	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 58 Trustee	Indefinite/ Since Inception	Mr. Mirabile is currently a Clinical Associate Professor of Finance of Finance and Business Economics at Fordham University., (2007-Present). He previously served as a Principal at Morgan Stanley (1986-1995), a senior Executive Director at Daiwa Securities (1995-1998), a Managing Director at Barclays Capital (1998-2004) and as Chief Operating Officer at Larch Lane Advisors (2008-2011). He graduated from S.U.N.Y. Albany in 1983, is a CPA, and has a doctorate in finance and economics from PACE University (2013).	5	None

Fiera Capital Series Trust Additional Information – Continued March 31, 2020 (Unaudited)

Name, Age, and Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustees	Present or Past (Within 5 Years) Other Directorships Held by Trustees
Disinterested Trustees - Continued
Corey Dillon, 50 Trustee	Indefinite/ Since August 15, 2018	Mr. Dillon is currently CEO of Benefitness Partners, a Denver-based provider of corporate wellness programs, since co-founding the firm in 2015. He was previously Senior Vice President and Director of Advisory Services for ALPS, a DST Company (2007-2015), and served as Vice President and Director at Janus Capital Group (1993-2006).	5	None
Interested Trustee*
Michael Kalbfleisch, 61 Interested Trustee, Chairman	Indefinite/ Since Inception	Mr. Kalbfleisch currently serves as Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present). He previously served as Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016).	5	None
Officers Who are Not Trustees
Benjamin Thompson, 51 Chief Executive Officer	Indefinite/ Since Inception

Mr. Thompson currently serves as President and Chief Executive Officer of Fiera Capital Inc. (November 2015 to present). He previously served as Managing Principal and Chief Executive Officer at Samson Capital Advisors (June 2004 to October 2015).

			N/A	N/A
Pierre Blanchette, 53 Chief Financial Officer	Indefinite/ Since Inception	Mr. Blanchette currently serves as Executive Vice President and Head of Finance at Fiera Capital Corporation (April 2007 to present).	N/A	N/A
Stephen McShea, 48 Chief Compliance Officer	Indefinite/ Since Inception

Mr. McShea currently serves as General Counsel Fiera Capital Inc. He previously served as General Counsel and Chief Compliance Officer at Larch Lane Advisors (June 2009 to February 2015) (asset management).

			N/A	N/A

*	Trustee who is an “interested person” (as defined by the 1940 Act) of the Funds because of his affiliation with the Adviser and its affiliates.

**	The Trustees serve on the Board of Trustees for terms of indefinite duration.

Fiera Capital Series Trust Additional Information – Continued March 31, 2020 (Unaudited)

Proxy Voting – For a description of the policies and procedures that each Fund use to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-855-771-7119 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at https://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling (toll-free) 1-855-771-7119 or by accessing the website of the Securities and Exchange Commission at https://www.sec.gov.

Disclosure of Portfolio Holdings – Each Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT is available on the website of the Securities and Exchange Commission at https://www.sec.gov.

Tax Information

Corporate Dividends Received Deduction

For the year ended March 31, 2020, the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund respectively, had .78%, 0%, 0%, 100% and 100% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.Qualified Dividend Income

Qualified Dividend Income

For the year ended March 31, 2020, the Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund, respectively, had 100%, 0%, 100%, 100% and 100% of dividends paid from net investment income, designated as qualified dividend income.

Foreign Taxes Paid

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Fund and International Equity Fund designates $13,059,801 and $1,259,598 of income derived from foreign sources and $3,225,270 and $184,621 of foreign taxes paid for the period ended March 31, 2020.

Of the ordinary income (including short-term capital gain) distributions made (or to be made) for the year ended March 31, 2020, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Fund	$0.3339	$0.0824
International Equity Fund	$0.0844	$0.0164

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code Emerging Markets Fund, Small/Mid-Cap Growth Fund, International Equity Fund, Global Equity Fund and U.S. Equity Long-Term Quality Fund hereby designates $0, $18,297,178, $345,224, $487,706 and $4,099, respectively, as long-term capital gains distributed during the year ended March 31, 2020. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%.

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2020 (Unaudited)

At a meeting held in person on February 27, 2019, the Board of Trustees (the “Board”) of Fiera Capital U.S. Equity Long-Term Quality Fund (the “U.S. Equity Fund”) approved the investment advisory agreement (the “New Advisory Agreement”) between Fiera Capital Series Trust (the “Trust”), a Delaware statutory trust, on behalf of the U.S. Equity Fund, a series of the Trust, and Fiera Capital Inc., a Delaware corporation (the “Adviser”), for an initial two-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”), separately voted to approve the New Advisory Agreement.

In addition, at a meeting held in person on February 12, 2020, the Board of Fiera Capital Emerging Markets Fund (the “Emerging Markets Fund”), Fiera Capital Global Equity Fund (the “Global Fund”), Fiera Capital International Equity Fund (the “International Fund”) and Fiera Capital Small/Mid-Cap Growth Fund (the “SMID Fund”), each a series of the Trust, approved the renewal of each of the investment advisory agreements (each, a “Renewal Advisory Agreement,” and collectively the “Renewal Advisory Agreements”) between the Trust, on behalf of each of the Emerging Markets Fund and its wholly owned subsidiary, Rochdale Emerging Markets (Mauritius) (the “Mauritius Subsidiary”), the Global Fund, the International Fund and the SMID Fund (the “Renewal Funds” and together with the U.S. Equity Fund, the “Funds”), respectively, and the Adviser, for an additional one-year period. Also, by a unanimous vote, the Independent Trustees, separately voted to approve the renewal of each Renewal Advisory Agreement.

In considering whether to approve the New Advisory Agreement and to approve the renewal of the Renewal Advisory Agreements (together with the “New Advisory Agreement,” the “Advisory Agreements”) the Board reviewed various materials from the Adviser, which included: (i) information concerning the services provided or proposed to be provided to each of the Funds by the Adviser; (ii) the investment performance of each of the Renewal Funds and the Adviser, including comparative performance information (noting that the U.S. Equity Fund was newly formed and had not yet begun operations); (iii) the fees and expenses of each of the Renewal Funds and the proposed fees and expenses of the U.S. Equity Fund, including comparative expense information; (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services (including information on the estimated profitability to be realized by the Adviser and its affiliates from its relationship with the U.S. Equity Fund); (v) economies of scale (as applicable) and (vi) other benefits to the Adviser from its relationship with the Funds (including potential benefits to the Adviser from its relationship with the U.S. Equity Fund). In particular, the Board considered the following:

(a) The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees reviewed various presentations the Adviser provided to the Board regarding services provided to the Renewal Funds or proposed to be provided to the U.S. Equity Fund. The Trustees noted the importance of the Adviser having adequate resources and, in this regard, noted the Adviser’s significant assets under management. The Trustees also noted the financial strength of Fiera Capital Corporation, the Adviser’s parent company and the resources, including personnel (subject to the oversight and supervision of the Adviser) it provides the Adviser as a “participating affiliate.” The Trustees also took into account the Adviser’s representation that its current financial condition should enable it to continue to provide quality services to the Renewal Funds and to provide quality services to the U.S. Equity Fund. The Board also discussed the acceptability of the terms of each Renewal Advisory Agreement and the New Advisory Agreement, including the relatively broad scope of services required to be performed by the Adviser under each agreement. The Trustees noted that no changes were proposed to any of the terms of the Advisory Agreements. They also noted the wide array of legal and compliance services provided to the Renewal Funds and proposed to be provided to the U.S. Equity Fund. The Board also observed that the Adviser provides, at its own expense, facilities necessary for the operation of the Funds and it makes personnel available to serve as the senior officers of the Funds, including the Chief Executive Officer and the Chief Financial Officer, as well as the Chief Compliance Officer.

In connection with the investment advisory services provided to the Renewal Funds, the Board discussed, in detail, with representatives of the Adviser, the management of the Renewal Funds’ investments in accordance with each Renewal Fund’s stated investment objective and policies. With respect to each Renewal Fund, the Board reviewed each portfolio management team’s experience and resources in employing each Fund’s strategy. In addition, the Trustees observed (a) with respect to Emerging Markets Fund, that the Emerging Markets Fund is the successor to the City National Rochdale Emerging Markets Fund (the “CNR Fund”) and that the CNR Fund was sub-advised by the Adviser prior to a reorganization with the Emerging Markets Fund that closed on June 4, 2018 and that prior to providing such sub-advisory services, the portfolio manager had been employed by CNR, which managed the Fund (since its inception in 2011) using substantially identical strategies as those currently being employed; and (b) with respect to the SMID Fund, that the SMID Fund is the successor to the APEXcm Small/Mid-Cap Growth Fund (the “Predecessor Fund”) and that the Adviser managed the

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2020 (Unaudited)

Predecessor Fund prior to a reorganization with the SMID Fund that closed on February 12, 2018. The Trustees observed the Adviser’s representation that there was no turnover in key investment personnel serving any of the Renewal Funds. The Board found it was reasonable to expect that each Renewal Fund would continue to receive the services required from the Adviser under their respective Renewal Advisory Agreements and that these services should be of high quality.

In connection with the proposed investment advisory services to be provided to the U.S. Equity Fund, the Board discussed, in detail, with representatives of the Adviser the proposed management of the U.S. Equity Fund’s investments in accordance with the Fund’s stated investment objective and policies. The Trustees observed the U.S. Equity Fund would be managed by the same portfolio management team that manages the Global Fund. The Board found it was reasonable to expect that the U.S. Equity Fund would receive the services required from the Adviser under the New Advisory Agreement and that these services should be of high quality.

(b) Investment Performance of the Funds and Adviser

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the performance of the Adviser for each Renewal Fund. In particular, the Trustees observed: (i) with respect to the Emerging Markets Fund, the Fund’s relatively strong performance for the one- and five-year periods and its 4-star Morningstar rating overall; (ii) with respect to the International Fund and the Global Fund, each Fund’s outperformance of its benchmark for the one-year period, as well as for the period since each Fund’s inception, and each Fund’s rank in the top quintile for its peer group for the period since inception; and (iii) with respect to the SMID Fund, the Fund’s solid absolute returns for the one-, three- and five-year periods, noting, though, the Fund’s underperformance of its benchmark and its rank in the lower half of its peer group for recent periods. The Trustees observed though that the bulk of the SMID Fund’s underperformance came from 2016 and noted recently improved performance.

In connection with the evaluation of the services proposed to be provided by the Adviser to the U.S. Equity Fund, the Trustees generally reviewed the investment performance of the Adviser. Since the U.S. Equity Fund was newly formed and had not yet begun operations, the Trustees did not consider the investment performance of the Fund. It was observed that the Adviser did not currently advise a fund or a separately managed account employing a substantially similar strategy. The Trustees observed that the U.S. Equity Fund would be managed by the same portfolio management team that manages the Global Fund and observed the performance of the Global Fund in that respect.

(c) Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Funds

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Renewal Advisory Agreements. (It was observed that no fees are paid under the Advisory Agreement between the Mauritius Subsidiary and the Adviser.) The Trustees also considered information showing a comparison of the advisory fees and expense ratios of each of the Renewal Funds compared with fees and expenses of other similarly managed open-end registered products, as well as fees of other accounts advised by the Adviser which employ investment strategies similar to that of the Renewal Funds. The Trustees noted: (i) with respect to the Emerging Markets Fund, the International Fund and the Global Fund, that each Fund’s management fee was slightly higher than its peer group median, but each Fund’s net expense ratio for Investor Class Shares ranked in the top half of its respective peer group; and (ii) with respect to the SMID Fund, that although the Fund’s management fee was higher than the peer group median, the Adviser had agreed to a 5 basis point reduction in the Fund’s management fee. In general, the Trustees observed the effect of the expense limitations agreed to by the Adviser on each Renewal Fund’s expense ratio. Based on its review, the Board concluded that the level of the management fees for each Renewal Fund was fair and reasonable in light of the extent and quality of services that each Renewal Fund receives.

With respect to the U.S. Equity Fund, the Trustees reviewed the cost of services proposed to be provided by the Adviser and the fees paid under the New Advisory Agreement. The Board noted that under the New Advisory Agreement, the U.S. Equity Fund would pay the Adviser an annual management fee of 0.55%. The Trustees also considered information showing a comparison of the proposed advisory fee and expense ratio of the U.S. Equity Fund compared with fees and expenses of other similarly managed open-end registered products. The Trustees noted that the proposed fees and expenses for the U.S. Equity Fund’s Investor Class Shares approximated the median fees and expenses of similarly managed mutual funds in other fund complexes. Based on its review, the Board concluded that the level of the proposed management fee for the U.S. Equity Fund was fair and reasonable in light of the extent and quality of services proposed to be provided to the Fund.

Fiera Capital Series Trust Approval of Investment Advisory Agreements March 31, 2020 (Unaudited)

In reaching this conclusion, the Trustees also considered the profitability realized by the Adviser and its affiliates from the relationships with the Renewal Funds. With respect to the U.S. Equity Fund, the Trustees also considered the estimated profitability to be realized by the Adviser and its affiliates from the relationships with the U.S. Equity Fund. The Trustees observed that the Adviser’s profitability from the Funds overall appeared reasonable.

(d) Other Benefits

The Trustees then considered the direct and indirect benefits to the Adviser and its affiliates from its relationship with the Renewal Funds, including the fees paid pursuant to the Advisory Agreements, the Funds’ Shareholder Service Agreement with the Adviser, as well as soft dollars. With respect to the U.S. Equity Fund, the Trustees considered the potential direct and indirect benefits to the Adviser and its affiliates from their relationship with the U.S. Equity Fund. The Board concluded that the Funds would benefit from those services and that the benefits to the Adviser derived from these relationships seemed fair and reasonable.

(e) Economies of Scale

The Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Trustees observed that although each Renewal Fund’s advisory fee rate is currently not subject to a breakpoint, none of the Funds, except the Emerging Markets Fund, has achieved meaningful scale. With respect to the Emerging Markets Fund, the Trustees noted that the Fund’s fee structure mirrors the structure that was in effect for the CNR Fund immediately prior to its reorganization into the Emerging Markets Fund and, since the reorganization, the Fund’s scale had been diminished materially due to a decline in its net assets. However, the Trustees agreed to reconsider the matter should the Emerging Markets Fund’s assets increase materially from their level at the time of reorganization.

Conclusion

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fees, or with respect to the U.S. Equity Fund, the proposed fees, under each Advisory Agreement to be fair and reasonable in light of the services provided or proposed to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the renewal of the Renewal Advisory Agreement for each Renewal Fund for an additional one-year period. In addition, based on this determination, all of the Trustees, including all of the Independent Trustees, approved the New Advisory Agreement for the U.S. Equity Fund for an initial two-year period.

Fiera Capital Series Trust Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”) requires open-end registered investment companies, including exchange traded funds (“ETFs”), to establish written liquidity risk management programs. Rule 22e-4 (the “Liquidity Rule”) seeks to promote effective liquidity risk management, thereby reducing the risk that open-end funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Consistent with the Liquidity Rule, the Fiera Capital Series Trust (the “Trust”) adopted a Liquidity Risk Management Program (“the Program”) on behalf of each series of the Trust. Fiera Capital, Inc. (the “Adviser”), acting through its Liquidity Risk Committee (the “Committee”), serves as the Program Administrator. The Committee is responsible for, among other things, adopting and administering the Program on behalf of the Adviser pursuant to Rule 22e-4. The Trust’s Board of Trustees (the “Board”) approved the Adviser acting through the Committee as the Program Administrator for the Program with the responsibilities set forth in the Program.

At a meeting of the Board held on November 13, 2019, the Adviser provided an annual written report to the Board to address the operation of the Program and assess its adequacy and the effectiveness of its implementation. The Adviser noted that, over the past year, the Adviser did not: 1) alter the classification of the liquidity of any Fund’s portfolio investments, 2) breach the 15% limitation on illiquid investments for any Fund, or 3) exceed the minimum threshold of any Fund causing the designation of such Fund as a Primarily Highly Liquid Fund (as defined in the Program) to be changed. The Adviser reported that the Adviser believes that the Program has been implemented effectively and continues to function adequately. The Adviser further reported that there have been no material changes to the Program since its adoption except for the addition of a new series to the Trust, the Fiera Capital U.S. Equity Long-Term Quality Fund, which became operational on October 1, 2019 and is covered by the Program.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Fiera Capital Series Trust Privacy Notice

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of Fiera Capital Series Trust (the “Trust”) with respect to the collection, sharing and protection of non-public personal information of the Trust’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Trust. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Trust’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

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Board of Trustees

Corey Dillon
Gerald Hellerman
Michael Kalbfleisch
Kevin Mirabile

Investment Adviser

Fiera Capital, Inc.
375 Park Avenue, 8th Floor
New York, New York 10152

Dividend Paying Agent, Custodian, Transfer Agent

UMB Fund Services
235 West Galena Street
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, WI 53202

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Each Fund’s prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘anticipates’’ and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in each Fund’s filings with the Securities and Exchange Commission. Each Fund undertakes no obligation to update any forward looking statement.

Item 2. Code of Ethics

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Gerald Hellerman. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the principal accountant during the Registrant’s last two fiscal years were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended March 31, 2020	$115,000
Fiscal year ended March 31, 2019	$102,400

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2020	$0
Fiscal year ended March 31, 2019	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews, and tax agent services.

Fiscal year ended March 31, 2020	$38,670
Fiscal year ended March 31, 2019	$29,250

(d) All Other Fees.

Fiscal year ended March 31, 2020	None
Fiscal year ended March 31, 2019	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the fiscal year ended March 31, 2020, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits

(a)	(1)	Code of Ethics. Filed herewith.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. Not applicable

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Fiera Capital Series Trust

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	6/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin Thompson
Title	Benjamin Thompson, Principal Executive Officer

Date	6/5/2020

By	/s/ Rafael Labourdette
Title	Rafael Labourdette, Principal Financial Officer

Date	6/5/2020